Exhibit 4.2

Execution Version

ABBOTT LABORATORIES

OFFICERS’ CERTIFICATE PURSUANT TO
SECTIONS 3.1 AND 3.3 OF THE INDENTURE

The undersigned, Philip P. Boudreau, Executive Vice President, Finance and Chief Financial Officer of Abbott Laboratories (“Abbott” or the “Company”), and James R. Wenner, Vice President, Treasurer of the Company, hereby certify, pursuant to (i) Sections 3.1 and 3.3 of the Indenture, dated as of March 10, 2015 (as it may from time to time be supplemented or amended by one or more indentures supplemental thereto entered into pursuant to the applicable provisions thereof and, with respect to any Security, including each series of the Notes (as defined below), by the terms and provisions of such Security established pursuant to Section 3.1 thereof (as such terms and provisions may be amended pursuant to the applicable provisions thereof), the “Indenture”), between the Company and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association, as trustee (the “Trustee”), (ii) the resolutions duly adopted by the Board of Directors and effective as of November 19, 2025 (the “Resolutions”), and (iii) the authority granted in the Resolutions, the following forms and terms for the series of Securities to be issued pursuant to the Indenture (capitalized terms used herein and not otherwise defined herein have the meanings specified in the Indenture):

1.              All covenants and conditions precedent provided for in the Indenture relating to the establishment of each series of Notes (as defined below) and the terms of each such series of Notes have been complied with.

2.              The Company shall issue $1,000,000,000 aggregate principal amount of Floating Rate Notes due 2029 (the “Floating Rate Notes”).

The Company shall issue $2,250,000,000 aggregate principal amount of 3.700% Notes due 2029 (the “2029 Notes”).

The Company shall issue $2,500,000,000 aggregate principal amount of 4.000% Notes due 2031 (the “2031 Notes”).

The Company shall issue $2,750,000,000 aggregate principal amount of 4.300% Notes due 2033 (the “2033 Notes”).

The Company shall issue $3,750,000,000 aggregate principal amount of 4.650% Notes due 2036 (the “2036 Notes”).

The Company shall issue $2,000,000,000 aggregate principal amount of 4.750% Notes due 2038 (the “2038 Notes”).

The Company shall issue $3,750,000,000 aggregate principal amount of 5.500% Notes due 2056 (the “2056 Notes”).

The Company shall issue $2,000,000,000 aggregate principal amount of 5.600% Notes due 2066 (the “2066 Notes” and, together with the 2029 Notes, the 2031 Notes, the 2033 Notes, the 2036 Notes, the 2038 Notes, the 2056 Notes, the “Fixed Rate Notes” and the Fixed Rate Notes together with the Floating Rate Notes, the “Notes”).

3.              The Company shall issue and sell the Notes to Morgan Stanley & Co. LLC, Barclays Capital Inc., BofA Securities, Inc. and J.P. Morgan Securities LLC and the additional underwriters as set forth in Schedule I to the Pricing Agreement (as defined below) (collectively, the “Underwriters”) pursuant to a Pricing Agreement, dated February 23, 2026 (the “Pricing Agreement”), between the Company and the Underwriters, upon the terms and conditions set forth therein, to be issued under and in accordance with the Indenture.

4.              In addition to the other terms provided in the Indenture with respect to Securities issued thereunder, the Notes shall contain the following terms:

(a)	The title of the Floating Rate Notes will be the “Floating Rate Notes due 2029”.

The title of the 2029 Notes will be the “3.700% Notes due 2029”.

The title of the 2031 Notes will be the “4.000% Notes due 2031”.

The title of the 2033 Notes will be the “4.300% Notes due 2033”.

The title of the 2036 Notes will be the “4.650% Notes due 2036”.

The title of the 2038 Notes will be the “4.750% Notes due 2038”.

The title of the 2056 Notes will be the “5.500% Notes due 2056”.

The title of the 2066 Notes will be the “5.600% Notes due 2066”.

(b)	The Floating Rate Notes will initially be limited to $1,000,000,000 in aggregate principal amount.

The 2029 Notes will initially be limited to $2,250,000,000 in aggregate principal amount.

The 2031 Notes will initially be limited to $2,500,000,000 in aggregate principal amount.

The 2033 Notes will initially be limited to $2,750,000,000 in aggregate principal amount.

The 2036 Notes will initially be limited to $3,750,000,000 in aggregate principal amount.

The 2038 Notes will initially be limited to $2,000,000,000 in aggregate principal amount.

The 2056 Notes will initially be limited to $3,750,000,000 in aggregate principal amount.

The 2066 Notes will initially be limited to $2,000,000,000 in aggregate principal amount.

The Company may from time to time, without notice to or the consent of the Holders of the Notes, issue additional series of Securities under the Indenture or additional Notes of a series of Notes. Additional Notes may be consolidated and form a single series with an existing series of the Notes and have the same terms as to status, redemption or otherwise as such series of Notes (except for the issue date, the public offering price and the first payment of interest thereon), provided, however, that if such additional Notes are not fungible with the Notes of the applicable series for U.S. federal income tax purposes, such additional Notes will have a separate CUSIP number. Any reference to Notes of a series shall include any Notes of the same series issued after the date hereof.

(c)            Interest shall be payable to the persons in whose names the Floating Rate Notes, the 2029 Notes, the 2031 Notes, the 2033 Notes, the 2036 Notes, the 2038 Notes, the 2056 Notes and the 2066 Notes, as applicable, are registered at the close of business on the applicable Regular Record Date (as defined below).

(d)            The Stated Maturity of the Floating Rate Notes, on which date the principal thereof is due and payable, shall be March 9, 2029.

The Stated Maturity of the 2029 Notes, on which date the principal thereof is due and payable, shall be March 9, 2029.

The Stated Maturity of the 2031 Notes, on which date the principal thereof is due and payable, shall be March 15, 2031.

The Stated Maturity of the 2033 Notes, on which date the principal thereof is due and payable, shall be March 15, 2033.

The Stated Maturity of the 2036 Notes, on which date the principal thereof is due and payable, shall be March 15, 2036.

The Stated Maturity of the 2038 Notes, on which date the principal thereof is due and payable, shall be March 15, 2038.

The Stated Maturity of the 2056 Notes, on which date the principal thereof is due and payable, shall be March 15, 2056.

The Stated Maturity of the 2066 Notes, on which date the principal thereof is due and payable, shall be March 15, 2066.

(e)            The Floating Rate Notes will bear interest at a floating rate equal to a benchmark rate, which will initially be Compounded SOFR (as defined below), plus a spread of 0.500% per year.

The Floating Rate Notes will bear interest for each interest period at a rate determined by the Calculation Agent (as defined below), except as set forth below. The calculation agent will be U.S. Bank Trust Company, National Association until such time as the Company appoints a successor calculation agent (the “Calculation Agent”). The interest rate on the Floating Rate Notes for a particular interest period (as defined below) will be a per year rate equal to a benchmark rate, which will initially be Compounded SOFR, determined as described below, plus a spread of 0.500% per year (the “spread”), computed on the basis of the actual number of days in an interest period and a 360-day year. In no event will the interest rate on the Floating Rate Notes be (i) higher than the maximum rate permitted by New York law as the same may be modified by U.S. law of general application or (ii) lower than zero. The interest determination date for an interest period will be the date that is two U.S. Government Securities Business Days (as defined below) before the applicable Interest Payment Date. Promptly upon determination, the Calculation Agent will inform the Trustee and the Company, or in certain circumstances described below, the Company or its designee (which may be an independent financial advisor or such other designee of the Company (any of such entities, a “Designee”)) will inform the Trustee, in writing of the interest rate for such interest period. Absent manifest error, the determination of the interest rate by the Calculation Agent, or in certain circumstances described below, by the Company or its Designee, shall be binding and conclusive on the Holders of the Floating Rate Notes, the Trustee and Abbott. For the avoidance of doubt, in no event shall the Calculation Agent, Trustee, or Paying Agent be the Designee.

None of the Trustee, the Paying Agent or the Calculation Agent shall be under any obligation (i) to monitor, determine or verify the unavailability or cessation of Compounded SOFR (or any other benchmark), or whether or when there has occurred, or to give notice to any other transaction party of the occurrence of, any Benchmark Transition Event (as defined below) or related Benchmark Replacement Date (as defined below), (ii) to select, determine or designate any Benchmark Replacement (as defined below), or other successor or replacement benchmark index, or whether any conditions to the designation of such a rate or index have been satisfied, (iii) to select, determine or designate any Benchmark Replacement Adjustment (as defined below), or other modifier to any replacement or successor index, or (iv) to determine whether or what Benchmark Replacement Conforming Changes (as defined below) are necessary or advisable, if any, in connection with any of the foregoing, including, but not limited to, adjustments as to any alternative spread thereon, the business day convention, interest determination dates or any other relevant methodology applicable to such substitute or successor benchmark. In connection with the foregoing, each of the Trustee, Paying Agent and Calculation Agent shall be entitled to conclusively rely on any determinations made by the Company or its Designee without independent investigation, and none will have any liability for actions taken at the direction of the Company.

Any determination, decision or election that may be made by the Company or its Designee in connection with a Benchmark Transition Event or a Benchmark Replacement, including any determination with respect to a rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error, may be made in the Company’s or its Designee’s sole discretion and, notwithstanding anything to the contrary in this Officers’ Certificate or the Indenture, will become effective without consent from any other party. None of the Trustee, the Calculation Agent or the Paying Agent will have any responsibility or liability for any determination made by or on behalf of the Company or its Designee in connection with a Benchmark Transition Event or a Benchmark Replacement.

None of the Trustee, the Paying Agent or the Calculation Agent shall be responsible or liable for any inability, failure or delay on its part to perform any of its duties set forth under the Floating Rate Notes as a result of the unavailability of Compounded SOFR or other applicable Benchmark Replacement, including as a result of any failure, inability, delay, error or inaccuracy on the part of any other transaction party in providing any direction, instruction, notice or information required or contemplated by the terms of these Floating Rate Notes and reasonably required for the performance of such duties. None of the Trustee, Paying Agent or Calculation Agent shall be responsible or liable for the Company’s actions or omissions or for those of its Designee, or for any failure or delay in the performance by the Company or its Designee, nor shall any of the Trustee, Paying Agent or Calculation Agent be under any obligation to oversee or monitor the Company’s performance or that of the Designee.

The term “interest period,” with respect to the Floating Rate Notes, means (i) the period from, and including, the most recent Interest Payment Date for the Floating Rate Notes (or, with respect to the initial interest period only, from and including March 9, 2026) to, but excluding, the next succeeding Interest Payment Date for the Floating Rate Notes or (ii) in the case of the last such period, from, and including, the Interest Payment Date for the Floating Rate Notes immediately preceding the maturity date to, but excluding, the maturity date.

Compounded SOFR

The interest rate on the Floating Rate Notes for each interest period will be equal to Compounded SOFR plus the spread. “Compounded SOFR” will be determined by the Calculation Agent in accordance with the following formula (and the resulting percentage will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, e.g., 3.753973% (or .03753973) being rounded down to 3.75397% (or .0375397) and 3.753978% (or .03753978) being rounded up to 3.75398% (or .0375398)):

where:

“SOFR IndexStart” is the SOFR Index value for the day which is two U.S. Government Securities Business Days preceding the first date of the relevant interest period;

“SOFR IndexEnd” is the SOFR Index value for the day which is two U.S. Government Securities Business Days preceding the Interest Payment Date relating to such interest period; and

“dc” is the number of calendar days in the applicable Observation Period.

For purposes of determining Compounded SOFR, “SOFR Index” means, with respect to any U.S. Government Securities Business Day:

(1)            the SOFR Index published for such U.S. Government Securities Business Day as such value appears on the Federal Reserve Bank of New York’s Website at 3:00 p.m. (New York time) on such U.S. Government Securities Business Day (the “SOFR Index Determination Time”); or

(2)            if the SOFR Index specified in (1) above does not so appear, unless both a Benchmark Transition Event and its related Benchmark Replacement Date have occurred, with respect to SOFR, then Compounded SOFR shall be the rate determined pursuant to the “SOFR Index Unavailability” provisions below.

“Interest Payment Determination Date” is the date that is two U.S. Government Securities Business Days before each Interest Payment Date.

“Observation Period” is, in respect of each interest period for the Floating Rate Notes, the period from, and including, the date that is two U.S. Government Securities Business Days preceding the first date in such interest period to, but excluding, the Interest Payment Determination Date for such interest period.

“SOFR” with respect to any day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark (or a successor administrator), on the Federal Reserve Bank of New York’s Website.

“U.S. Government Securities Business Day” is any day except for a Saturday, a Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

For the avoidance of doubt, the calculation of Compounded SOFR shall exclude the spread of 0.500% per year.

Notwithstanding anything to the contrary in this Officers’ Certificate or the Indenture if the Company or its Designee determines on or prior to the relevant Reference Time (as defined herein) that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to determining Compounded SOFR, then the benchmark replacement provisions set forth herein will thereafter apply to all determinations of the rate of interest payable on the Floating Rate Notes.

For the avoidance of doubt, in accordance with the benchmark replacement provisions, after a Benchmark Transition Event and its related Benchmark Replacement Date have occurred, the interest rate for each interest period on the Floating Rate Notes will be an annual rate equal to the sum of the Benchmark Replacement (as defined below) and the spread.

SOFR Index Unavailability

If a SOFR IndexStart or SOFR IndexEnd is not published on the associated Interest Payment Determination Date and a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to SOFR, “Compounded SOFR” means, for the applicable interest period for which such index is not available, the rate of return on a daily compounded interest investment calculated in accordance with the formula for SOFR Averages, and definitions required for such formula, published on the website of the Federal Reserve Bank of New York, at https://www.newyorkfed.org/markets/reference-rates/additional-information-about-reference-rates, or any successor source. For the purposes of this provision, references in the SOFR Averages compounding formula and related definitions to “calculation period” shall be replaced with “Observation Period” and the words “that is, 30-, 90-, or 180- calendar days” shall be removed. If the daily SOFR (“SOFRi”) does not so appear for any day, “i”, in the Observation Period, SOFRi for such day “i” shall be SOFR published in respect of the first preceding U.S. Government Securities Business Day for which SOFR was published on the Federal Reserve Bank of New York’s Website.

Effect of Benchmark Transition Event

If the Company or its Designee determines that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred on or prior to the Reference Time in respect of any determination of the Benchmark on any date, the Benchmark Replacement will replace the then-current Benchmark for all purposes relating to the Floating Rate Notes in respect of such determination on such date and for all determinations on all subsequent dates.

In connection with the implementation of a Benchmark Replacement, the Company (or its Designee) will have the right to make Benchmark Replacement Conforming Changes from time to time.

Any determination, decision or election that may be made by the Company (or its Designee) pursuant to the Floating Rate Notes, including any determination with respect to tenor, rate or adjustment or of the occurrence or nonoccurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error, will be made in the Company’s (or its Designee’s) sole discretion, and, notwithstanding anything to the contrary in this Officers’ Certificate or the Indenture, shall become effective without consent from the Holders of the Floating Rate Notes or any other party.

“Benchmark” means, initially, Compounded SOFR; provided that if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to Compounded SOFR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

“Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the Company (or its Designee) as of the Benchmark Replacement Date:

(1)	the sum of: (a) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark and (b) the Benchmark Replacement Adjustment;

(2)	the sum of: (a) the ISDA Fallback Rate and (b) the Benchmark Replacement Adjustment; or

(3)	the sum of: (a) the alternate rate of interest that has been selected by the Company (or its Designee) as the replacement for the then-current Benchmark giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar-denominated floating rate notes at such time and (b) the Benchmark Replacement Adjustment.

“Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Company (or its Designee) as of the Benchmark Replacement Date:

(1)	the spread adjustment (which may be a positive or negative value or zero), or method for calculating or determining such spread adjustment, that has been selected or recommended by the Relevant Governmental Body for the applicable Unadjusted Benchmark Replacement;

(2)	if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, then the ISDA Fallback Adjustment; or

(3)	the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Company (or its Designee) giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated floating rate notes at such time.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definitions of “interest period” and “Observation Period,” the timing and frequency of determining rates and making payments of interest, the rounding of amounts or tenors and other administrative matters) that the Company (or its Designee) decides may be appropriate to reflect the adoption of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Company (or its Designee) decides that adoption of any portion of such market practice is not administratively feasible or if the Company (or its Designee) determines that no market practice for use of the Benchmark Replacement exists, in such other manner as the Company (or its Designee) determines is reasonably necessary).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(1)	in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark; or

(2)	in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.

For the avoidance of doubt, for purposes of the definitions of Benchmark Replacement Date and Benchmark Transition Event, references to Benchmark also include any reference rate underlying such Benchmark.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(1)	a public statement or publication of information by or on behalf of the administrator of the Benchmark announcing that such administrator has ceased or will cease to provide the Benchmark, permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark;

(2)	a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark, the central bank for the currency of the Benchmark, an insolvency official with jurisdiction over the administrator for the Benchmark, a resolution authority with jurisdiction over the administrator for the Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark, which states that the administrator of the Benchmark has ceased or will cease to provide the Benchmark permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark; or

(3)	a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

“ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark for the applicable tenor.

“ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.

“Reference Time” with respect to any determination of the Benchmark for the Floating Rate Notes means (1) if the Benchmark is Compounded SOFR, the SOFR Index Determination Time and (2) if the Benchmark is not Compounded SOFR, the time determined by the Company or its Designee after giving effect to the Benchmark Replacement Conforming Changes.

“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

The 2029 Notes shall bear interest at the rate of 3.700% per year, computed on the basis of a 360-day year of twelve 30-day months.

The 2031 Notes shall bear interest at the rate of 4.000% per year, computed on the basis of a 360-day year of twelve 30-day months.

The 2033 Notes shall bear interest at the rate of 4.300% per year, computed on the basis of a 360-day year of twelve 30-day months.

The 2036 Notes shall bear interest at the rate of 4.650% per year, computed on the basis of a 360-day year of twelve 30-day months.

The 2038 Notes shall bear interest at the rate of 4.750% per year, computed on the basis of a 360-day year of twelve 30-day months.

The 2056 Notes shall bear interest at the rate of 5.500% per year, computed on the basis of a 360-day year of twelve 30-day months.

The 2066 Notes shall bear interest at the rate of 5.600% per year, computed on the basis of a 360-day year of twelve 30-day months.

(f)             Interest on the Floating Rate Notes, the 2029 Notes, the 2031 Notes, the 2033 Notes, the 2036 Notes, the 2038 Notes, the 2056 Notes and the 2066 Notes will begin to accrue on March 9, 2026.

(g)            Interest on the Floating Rate Notes will be payable quarterly on each March 9, June 9, September 9 and December 9 in each year, commencing on June 9, 2026, interest on the 2029 Notes will be payable semi-annually in arrears on March 9 and September 9 in each year, commencing on September 9, 2026 and interest on the 2031 Notes, the 2033 Notes, the 2036 Notes, the 2038 Notes, the 2056 Notes and the 2066 Notes will be payable semi-annually in arrears on March 15 and September 15 in each year, commencing on September 15, 2026 (each such date, an “Interest Payment Date”). Interest payable on (but excluding) each Interest Payment Date will include interest accrued from March 9, 2026 or from the most recent Interest Payment Date to which interest has been paid or duly provided for. If the date on which a payment of interest or principal on the Notes is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day but no further interest will be paid in respect of the delay in such payment.

(h)            Abbott will pay interest payable on any Interest Payment Date to the person in whose name a Note (or any Predecessor Security) is registered at the close of business on (i) in the case of the Floating Rate Notes, the February 22, May 25, August 25 or November 24, as the case may be, next preceding such Interest Payment Date, (ii) in the case of the 2029 Notes, the February 22 or August 25, as the case may be, next preceding such Interest Payment Date, or (iii) in the case of the 2031 Notes, the 2033 Notes, the 2036 Notes, the 2038 Notes, the 2056 Notes and the 2066 Notes, the February 28 or August 31, as the case may be, next preceding such Interest Payment Date (each a “Regular Record Date”), as applicable.

(i)             [Reserved].

(j)             [Reserved].

(k)            The Floating Rate Notes are not redeemable prior to maturity, with the exception of a Special Mandatory Redemption. Abbott may redeem each series of the Fixed Rate Notes at any time prior to the applicable Par Call Date (as defined in the applicable Note) in whole or in part, in each case at Abbott’s option, on the terms set forth in the applicable Note. Abbott will not be responsible for giving notice of redemption of the Notes to anyone other than the Trustee. In addition, Abbott may redeem the Fixed Rate Notes of any series at any time on or after the applicable Par Call Date in whole or in part, in each case at Abbott’s option, at a redemption price equal to 100% of the principal amount of the Fixed Rate Notes of such series to be redeemed plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

(l)             The Floating Rate Notes, the 2029 Notes, the 2031 Notes, the 2033 Notes, the 2036 Notes, the 2038 Notes, the 2056 Notes and the 2066 Notes will not have the benefit of any sinking fund.

(m)           The Floating Rate Notes, the 2029 Notes, the 2031 Notes, the 2033 Notes, the 2036 Notes, the 2038 Notes, the 2056 Notes and the 2066 Notes are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof.

(n)            [Reserved].

(o)            The payment of principal of, and any premium and interest on the 2029 Notes, the 2031 Notes, the 2033 Notes, the 2036 Notes, the 2038 Notes, the 2056 Notes and the 2066 Notes shall not be determined with reference to an index or formula.

(p)            There shall be no optional currency or currency unit in which the payment of principal of, and any premium and interest on, the Floating Rate Notes, the 2029 Notes, the 2031 Notes, the 2033 Notes, the 2036 Notes, the 2038 Notes, the 2056 Notes and the 2066 shall be payable.

(q)            Sections 4.1, 13.2 and 13.3 of the Indenture shall apply to the Notes; provided, that upon any redemption that requires the payment of the Applicable Premium (as defined in the applicable Note), the amount deposited shall be sufficient for purposes of the Indenture to the extent that an amount is irrevocably deposited with the Trustee equal to the Applicable Premium calculated as of the date of the notice of redemption (and calculated as though the Redemption Date were the date of such notice of redemption), with any deficit as of the Redemption Date only required to be irrevocably deposited with the Trustee on or prior to the Redemption Date.

(r)             The covenants set forth in Article X of the Indenture apply to the Notes.

(s)            The principal amount of the Floating Rate Notes, the 2029 Notes, the 2031 Notes, the 2033 Notes, the 2036 Notes, the 2038 Notes, the 2056 Notes and the 2066 Notes shall be payable upon declaration of acceleration pursuant to Section 5.2 of the Indenture.

(t)             The Floating Rate Notes, the 2029 Notes, the 2031 Notes, the 2033 Notes, the 2036 Notes, the 2038 Notes, the 2056 Notes and the 2066 Notes will be represented by one or more Book-Entry Securities registered in the name of The Depository Trust Company (“DTC”).

(u)            Notwithstanding the foregoing, any Notes in the form of Book-Entry Securities shall be exchangeable for Notes in definitive form registered in the name of any Person other than the Depository or its nominee, only if (i) such Depository notifies Abbott that it is unwilling or unable to continue as Depository for such Book-Entry Securities or if at any time such Depository ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and, in each case, Abbott does not appoint a successor within 90 days; (ii) in Abbott’s discretion at any time, Abbott determines not to have all of the Notes represented in the form of Book Entry Securities and executes and delivers to the Trustee a Company Order that such Book-Entry Securities shall be so exchangeable; or (iii) there shall have occurred and be continuing an Event of Default with respect to the Notes. Any Book-Entry Security that is exchangeable pursuant to the preceding sentence shall be exchangeable for Notes registered in such names as such Depository shall direct.

(v)            So long as DTC or its nominee is the registered owner of a Book-Entry Security, DTC or its nominee, as the case may be, will be considered the sole owner or Holder of the Notes represented by such Book-Entry Security for all purposes under the Indenture.

(w)           Abbott will pay the principal of (and premium, if any, on) and any interest on Notes represented by Book-Entry Securities registered in the name of DTC or its nominee in immediately available funds to DTC or its nominee, as the case may be, as the registered Holder of such Book-Entry Securities.

(x)             Payment of the principal of (and premium, if any, on) and interest on any Floating Rate Notes, 2029 Notes, 2031 Notes, 2033 Notes, 2036 Notes, 2038 Notes, 2056 Notes or 2066 Notes in definitive form will be made at the office or agency of the Company maintained for that purpose in Chicago, Illinois, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at Abbott’s option payment of interest may be made by (1) check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (2) wire transfer as directed by the Holder, in immediately available funds to the Holder or its nominee.

(y)            The Notes will be subject to a Special Mandatory Redemption (as defined below). In the event that (x) the Exact Sciences Acquisition (as defined below) is not consummated on or prior to the date that is five (5) Business Days after the later of (i) February 17, 2027 or (ii) any later date as the parties to the Merger Agreement (as defined below) may agree as the “End Date” thereunder or (y) the Company notifies the Trustee in writing that the Company will not pursue the consummation of the Exact Sciences Acquisition (any such event being a “Special Mandatory Redemption Event”), the Company will be required to redeem the Notes then outstanding (such redemption, the “Special Mandatory Redemption”) at a redemption price equal to 101% of the aggregate principal amount of the Notes plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date (as defined below) (the “Special Mandatory Redemption Price”). For purposes of the foregoing, the Exact Sciences Acquisition will be deemed consummated if the closing under the Exact Sciences Acquisition occurs, including after giving effect to any amendments or modifications to the Merger Agreement or waivers thereunder acceptable to the Company. The Company’s actions and determinations in determining the Special Mandatory Redemption Price for the Securities shall be conclusive and binding for all purposes, absent manifest error. The Trustee will not be responsible or liable for calculating, determining, confirming, or verifying the Special Mandatory Redemption Price.

In the event that the Company becomes obligated to redeem the Notes pursuant to the Special Mandatory Redemption, the Company will promptly, and in any event not more than ten (10) Business Days after the Special Mandatory Redemption Event, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which the Notes will be redeemed (the “Special Mandatory Redemption Date,” which date shall be no later than the tenth (10) Business Day following the date of such notice, unless some longer minimum period may be required by DTC (or any successor depositary)), together with a notice of Special Mandatory Redemption for the Trustee to deliver to each registered Holder of the Notes. The Trustee will then reasonably promptly, in accordance with the Trustee’s and DTC’s (or any successor depositary’s) procedures, mail, or electronically deliver such notice of Special Mandatory Redemption to each registered Holder of the Notes. Unless the Company defaults in payment of the Special Mandatory Redemption Price of any series of the Notes, on and after such Special Mandatory Redemption Date interest will cease to accrue on such Notes.

“Exact Sciences” means Exact Sciences, a Delaware corporation.

“Exact Sciences Acquisition” means the acquisition of Exact Sciences by Abbott pursuant to the Merger Agreement.

“Merger Agreement” means that certain Agreement and Plan of Merger, dated as of November 19, 2025, by and among Abbott, Exact Sciences and Badger Merger Sub I, Inc., as amended, supplemented, restated or otherwise modified from time to time.

Notwithstanding the foregoing, installments of interest on any series of the Notes that are due and payable on Interest Payment Dates falling on or prior to the Special Mandatory Redemption Date will be payable on such Interest Payment Dates to the registered Holders as of the close of business on the relevant record dates in accordance with the applicable Notes and the Indenture.

Upon consummation of the Exact Sciences Acquisition, the foregoing provisions regarding the Special Mandatory Redemption will cease to apply.

(z)            The other terms and conditions of the Floating Rate Notes, 2029 Notes, the 2031 Notes, the 2033 Notes, the 2036 Notes, the 2038 Notes, the 2056 Notes and the 2066 Notes shall be as set forth in the Indenture.

4.              The forms of the Floating Rate Notes, the 2029 Notes, the 2031 Notes, the 2033 Notes, the 2036 Notes, the 2038 Notes, the 2056 Notes and the 2066 Notes shall be substantially as attached hereto as Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit A-4, Exhibit A-5, Exhibit A-6, Exhibit A-7, and Exhibit A-8, respectively.

5.              The price at which the Floating Rate Notes shall be sold by the Company to the Underwriters pursuant to the Pricing Agreement shall be 99.750% of the principal amount thereof, plus accrued interest, if any, from March 9, 2026 to the time of delivery of the Floating Rate Notes.

The price at which the 2029 Notes shall be sold by the Company to the Underwriters pursuant to the Pricing Agreement shall be 99.623% of the principal amount thereof, plus accrued interest, if any, from March 9, 2026 to the time of delivery of the 2029 Notes.

The price at which the 2031 Notes shall be sold by the Company to the Underwriters pursuant to the Pricing Agreement shall be 99.505% of the principal amount thereof, plus accrued interest, if any, from March 9, 2026 to the time of delivery of the 2031 Notes.

The price at which the 2033 Notes shall be sold by the Company to the Underwriters pursuant to the Pricing Agreement shall be 99.413% of the principal amount thereof, plus accrued interest, if any, from March 9, 2026 to the time of delivery of the 2033 Notes.

The price at which the 2036 Notes shall be sold by the Company to the Underwriters pursuant to the Pricing Agreement shall be 99.303% of the principal amount thereof, plus accrued interest, if any, from March 9, 2026 to the time of delivery of the 2036 Notes.

The price at which the 2038 Notes shall be sold by the Company to the Underwriters pursuant to the Pricing Agreement shall be 99.243% of the principal amount thereof, plus accrued interest, if any, from March 9, 2026 to the time of delivery of the 2038 Notes.

The price at which the 2056 Notes shall be sold by the Company to the Underwriters pursuant to the Pricing Agreement shall be 99.007% of the principal amount thereof, plus accrued interest, if any, from March 9, 2026 to the time of delivery of the 2056 Notes.

The price at which the 2066 Notes shall be sold by the Company to the Underwriters pursuant to the Pricing Agreement shall be 98.997% of the principal amount thereof, plus accrued interest, if any, from March 9, 2026 to the time of delivery of the 2066 Notes.

6.              The Floating Rate Notes initially will be offered to the public by the Underwriters at 100.000% of the principal amount thereof, plus accrued interest, if any, from March 9, 2026 to the time of delivery of the Floating Rate Notes.

The 2029 Notes initially will be offered to the public by the Underwriters at 99.873% of the principal amount thereof, plus accrued interest, if any, from March 9, 2026 to the time of delivery of the 2029 Notes.

The 2031 Notes initially will be offered to the public by the Underwriters at 99.855% of the principal amount thereof, plus accrued interest, if any, from March 9, 2026 to the time of delivery of the 2031 Notes.

The 2033 Notes initially will be offered to the public by the Underwriters at 99.813% of the principal amount thereof, plus accrued interest, if any, from March 9, 2026 to the time of delivery of the 2033 Notes.

The 2036 Notes initially will be offered to the public by the Underwriters at 99.753% of the principal amount thereof, plus accrued interest, if any, from March 9, 2026 to the time of delivery of the 2036 Notes.

The 2038 Notes initially will be offered to the public by the Underwriters at 99.718% of the principal amount thereof, plus accrued interest, if any, from March 9, 2026 to the time of delivery of the 2038 Notes.

The 2056 Notes initially will be offered to the public by the Underwriters at 99.882% of the principal amount thereof, plus accrued interest, if any, from March 9, 2026 to the time of delivery of the 2056 Notes.

The 2066 Notes initially will be offered to the public by the Underwriters at 99.872% of the principal amount thereof, plus accrued interest, if any, from March 9, 2026 to the time of delivery of the 2066 Notes.

7.              Subject to the provisions of the Indenture, any officer of the Company is hereby authorized and empowered to execute the Floating Rate Notes, the 2029 Notes, the 2031 Notes, the 2033 Notes, the 2036 Notes, the 2038 Notes, the 2056 Notes and the 2066 Notes of the Company in the forms he or she deems appropriate, and to deliver such Notes to the Trustee with a written order directing the Trustee to have the Notes authenticated and delivered to such persons as such officer designates.

8.              U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association, is hereby designated and appointed as Paying Agent and Securities Registrar with respect to the Notes. Abbott may at any time designate additional paying agents or rescind the designations or approve a change in the offices where they act.

Each of the undersigned, for himself or herself, states that he or she has read and is familiar with the provisions of Article III of the Indenture relating to the issuance of Securities thereunder and the definitions relating thereto; that he or she is generally familiar with the other provisions of the Indenture and with the affairs of the Company and its corporate acts and proceedings; and that, in his or her opinion, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not the conditions referred to above have been complied with.

[The remainder of this page intentionally left blank.]

Dated March 9, 2026.

By:	/s/ Philip P. Boudreau
Name:	Philip P. Boudreau
Title:	Executive Vice President, Finance and Chief Financial Officer

By:	/s/ James R. Wenner
Name:	James R. Wenner
Title:	Vice President, Treasurer

[Signature Page to Officers’ Certificate Pursuant to Sections 3.1 and 3.3 of Indenture]

EXHIBIT A-1

Form of Floating Rate Notes

ABBOTT LABORATORIES

Floating Rate Notes due 2029

No. [_]	$[_______]

CUSIP No. 002824 BY5

This Security is a Book-Entry Security within the meaning of the Indenture hereinafter referred to and is registered in the name of the Depository or a nominee of the Depository. This Security is exchangeable for Securities registered in the name of a Person other than the Depository or its nominee only in the limited circumstances described in the Indenture and may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository.

Unless this Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any Security issued upon registration of transfer of, or in exchange for, or in lieu of, this Security is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

ABBOTT LABORATORIES

ABBOTT LABORATORIES, a corporation duly organized and existing under the laws of Illinois (herein called “Abbott” or the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company (“DTC”), or registered assigns, the principal sum of [_______] DOLLARS ($[_______]) on March 9, 2029 and to pay interest thereon from March 9, 2026 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly in arrears on March 9, June 9, September 9 and December 9 in each year, commencing on June 9, 2026 at a floating rate equal to a benchmark rate, which will initially be Compounded SOFR (as defined below), plus a spread of 0.500% per annum, until the principal hereof is paid or made available for payment.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or any Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 22, May 25, August 25 or November 24, as the case may be, next preceding such Interest Payment Date. The Company will compute the amount of interest payable on the Securities on the basis of the actual number of days in an interest period and a 360-day year. If the date on which a payment of interest or principal on this Security is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day but no further interest will be paid in respect of the delay in such payment.

Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or any Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

The Company will pay the principal of (and premium, if any, on) and any interest on this Security in immediately available funds to DTC or its nominee, as the case may be, as the registered Holder of such Security.

The Securities of this series will bear interest for each interest period at a rate determined by the Calculation Agent (as defined below), except as set forth below. The calculation agent will be U.S. Bank Trust Company, National Association until such time as the Company appoints a successor calculation agent (the “Calculation Agent”). The interest rate on the Securities of this series for a particular interest period (as defined below) will be a per year rate equal to a benchmark rate, which will initially be Compounded SOFR, determined as described below, plus a spread of 0.500% per year (the “spread”), computed on the basis of the actual number of days in an interest period and a 360-day year. In no event will the interest rate on the Securities of this series be (i) higher than the maximum rate permitted by New York law as the same may be modified by U.S. law of general application or (ii) lower than zero. The interest determination date for an interest period will be the date that is two U.S. Government Securities Business Days (as defined below) before the applicable Interest Payment Date. Promptly upon determination, the Calculation Agent will inform the Trustee and the Company, or in certain circumstances described below, the Company or its designee (which may be an independent financial advisor or such other designee of the Company (any of such entities, a “Designee”)) will inform the Trustee, in writing of the interest rate for such interest period. Absent manifest error, the determination of the interest rate by the Calculation Agent, or in certain circumstances described below, by the Company or its Designee, shall be binding and conclusive on the Holders of the Securities, the Trustee and Abbott. For the avoidance of doubt, in no event shall the Calculation Agent, Trustee, or Paying Agent be the Designee.

None of the Trustee, the Paying Agent or the Calculation Agent shall be under any obligation (i) to monitor, determine or verify the unavailability or cessation of Compounded SOFR (or any other benchmark), or whether or when there has occurred, or to give notice to any other transaction party of the occurrence of, any Benchmark Transition Event (as defined below) or related Benchmark Replacement Date (as defined below), (ii) to select, determine or designate any Benchmark Replacement (as defined below), or other successor or replacement benchmark index, or whether any conditions to the designation of such a rate or index have been satisfied, (iii) to select, determine or designate any Benchmark Replacement Adjustment (as defined below), or other modifier to any replacement or successor index, or (iv) to determine whether or what Benchmark Replacement Conforming Changes (as defined below) are necessary or advisable, if any, in connection with any of the foregoing, including, but not limited to, adjustments as to any alternative spread thereon, the business day convention, interest determination dates or any other relevant methodology applicable to such substitute or successor benchmark. In connection with the foregoing, each of the Trustee, Paying Agent and Calculation Agent shall be entitled to conclusively rely on any determinations made by the Company or its Designee without independent investigation, and none will have any liability for actions taken at the direction of the Company.

Any determination, decision or election that may be made by the Company or its Designee in connection with a Benchmark Transition Event or a Benchmark Replacement, including any determination with respect to a rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error, may be made in the Company’s or its Designee’s sole discretion and, notwithstanding anything to the contrary in this Security or the Indenture, will become effective without consent from any other party. None of the Trustee, the Calculation Agent or the Paying Agent will have any responsibility or liability for any determination made by or on behalf of the Company or its Designee in connection with a Benchmark Transition Event or a Benchmark Replacement.

None of the Trustee, the Paying Agent or the Calculation Agent shall be responsible or liable for any inability, failure or delay on its part to perform any of its duties set forth in this Security as a result of the unavailability of Compounded SOFR or other applicable Benchmark Replacement, including as a result of any failure, inability, delay, error or inaccuracy on the part of any other transaction party in providing any direction, instruction, notice or information required or contemplated by the terms of this Security and reasonably required for the performance of such duties. None of the Trustee, Paying Agent or Calculation Agent shall be responsible or liable for the Company’s actions or omissions or for those of its Designee, or for any failure or delay in the performance by the Company or its Designee, nor shall any of the Trustee, Paying Agent or Calculation Agent be under any obligation to oversee or monitor the Company’s performance or that of the Designee.

The term “interest period,” with respect to the Securities of this series, means (i) the period from, and including, the most recent Interest Payment Date for such Securities (or, with respect to the initial interest period only, from and including March 9, 2026) to, but excluding, the next succeeding Interest Payment Date for such Securities or (ii) in the case of the last such period, from, and including, the Interest Payment Date for such Securities immediately preceding the maturity date to, but excluding, the maturity date.

Compounded SOFR

The interest rate on the Securities of this series for each interest period will be equal to Compounded SOFR plus the spread. “Compounded SOFR” will be determined by the Calculation Agent in accordance with the following formula (and the resulting percentage will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, e.g., 3.753973% (or .03753973) being rounded down to 3.75397% (or .0375397) and 3.753978% (or .03753978) being rounded up to 3.75398% (or .0375398)):

where:

“SOFR IndexStart” is the SOFR Index value for the day which is two U.S. Government Securities Business Days preceding the first date of the relevant interest period;

“SOFR IndexEnd” is the SOFR Index value for the day which is two U.S. Government Securities Business Days preceding the Interest Payment Date relating to such interest period; and

“dc” is the number of calendar days in the applicable Observation Period.

For purposes of determining Compounded SOFR, “SOFR Index” means, with respect to any U.S. Government Securities Business Day:

(1)	the SOFR Index published for such U.S. Government Securities Business Day as such value appears on the Federal Reserve Bank of New York’s Website at 3:00 p.m. (New York time) on such U.S. Government Securities Business Day (the “SOFR Index Determination Time”); or

(2)	if the SOFR Index specified in (1) above does not so appear, unless both a Benchmark Transition Event and its related Benchmark Replacement Date have occurred, with respect to SOFR, then Compounded SOFR shall be the rate determined pursuant to the “SOFR Index Unavailability” provisions below.

“Interest Payment Determination Date” is the date that is two U.S. Government Securities Business Days before each Interest Payment Date.

“Observation Period” is, in respect of each interest period for the Securities, the period from, and including, the date that is two U.S. Government Securities Business Days preceding the first date in such interest period to, but excluding, the Interest Payment Determination Date for such interest period.

“SOFR” with respect to any day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark (or a successor administrator), on the Federal Reserve Bank of New York’s Website.

“U.S. Government Securities Business Day” is any day except for a Saturday, a Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

For the avoidance of doubt, the calculation of Compounded SOFR shall exclude the spread of 0.500% per year.

Notwithstanding anything to the contrary in this Security or the Indenture if the Company or its Designee determines on or prior to the relevant Reference Time (as defined herein) that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to determining Compounded SOFR, then the benchmark replacement provisions set forth herein will thereafter apply to all determinations of the rate of interest payable on the Securities of this series.

For the avoidance of doubt, in accordance with the benchmark replacement provisions, after a Benchmark Transition Event and its related Benchmark Replacement Date have occurred, the interest rate for each interest period on the Securities of this series will be an annual rate equal to the sum of the Benchmark Replacement (as defined below) and the spread.

SOFR Index Unavailability

If a SOFR IndexStart or SOFR IndexEnd is not published on the associated Interest Payment Determination Date and a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to SOFR, “Compounded SOFR” means, for the applicable interest period for which such index is not available, the rate of return on a daily compounded interest investment calculated in accordance with the formula for SOFR Averages, and definitions required for such formula, published on the website of the Federal Reserve Bank of New York, at https://www.newyorkfed.org/markets/reference-rates/additional-information-about-reference-rates, or any successor source. For the purposes of this provision, references in the SOFR Averages compounding formula and related definitions to “calculation period” shall be replaced with “Observation Period” and the words “that is, 30-, 90-, or 180- calendar days” shall be removed. If the daily SOFR (“SOFRi”) does not so appear for any day, “i”, in the Observation Period, SOFRi for such day “i” shall be SOFR published in respect of the first preceding U.S. Government Securities Business Day for which SOFR was published on the Federal Reserve Bank of New York’s Website.

Effect of Benchmark Transition Event

If the Company or its Designee determines that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred on or prior to the Reference Time in respect of any determination of the Benchmark on any date, the Benchmark Replacement will replace the then-current Benchmark for all purposes relating to the Securities in respect of such determination on such date and for all determinations on all subsequent dates.

In connection with the implementation of a Benchmark Replacement, the Company (or its Designee) will have the right to make Benchmark Replacement Conforming Changes from time to time.

Any determination, decision or election that may be made by the Company (or its Designee) pursuant to this Security, including any determination with respect to tenor, rate or adjustment or of the occurrence or nonoccurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error, will be made in the Company’s (or its Designee’s) sole discretion, and, notwithstanding anything to the contrary in this Security or the Indenture, shall become effective without consent from the Holders of the Securities or any other party.

“Benchmark” means, initially, Compounded SOFR; provided that if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to Compounded SOFR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

“Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the Company (or its Designee) as of the Benchmark Replacement Date:

(1)	the sum of: (a) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark and (b) the Benchmark Replacement Adjustment;

(2)	the sum of: (a) the ISDA Fallback Rate and (b) the Benchmark Replacement Adjustment; or

(3)	the sum of: (a) the alternate rate of interest that has been selected by the Company (or its Designee) as the replacement for the then-current Benchmark giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar-denominated floating rate notes at such time and (b) the Benchmark Replacement Adjustment.

“Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Company (or its Designee) as of the Benchmark Replacement Date:

(1)	the spread adjustment (which may be a positive or negative value or zero), or method for calculating or determining such spread adjustment, that has been selected or recommended by the Relevant Governmental Body for the applicable Unadjusted Benchmark Replacement;

(2)	if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, then the ISDA Fallback Adjustment; or

(3)	the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Company (or its Designee) giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated floating rate notes at such time.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definitions of “interest period” and “Observation Period,” the timing and frequency of determining rates and making payments of interest, the rounding of amounts or tenors and other administrative matters) that the Company (or its Designee) decides may be appropriate to reflect the adoption of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Company (or its Designee) decides that adoption of any portion of such market practice is not administratively feasible or if the Company (or its Designee) determines that no market practice for use of the Benchmark Replacement exists, in such other manner as the Company (or its Designee) determines is reasonably necessary).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(1)	in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark; or

(2)	in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.

For the avoidance of doubt, for purposes of the definitions of Benchmark Replacement Date and Benchmark Transition Event, references to Benchmark also include any reference rate underlying such Benchmark.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(1)	a public statement or publication of information by or on behalf of the administrator of the Benchmark announcing that such administrator has ceased or will cease to provide the Benchmark, permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark;

(2)	a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark, the central bank for the currency of the Benchmark, an insolvency official with jurisdiction over the administrator for the Benchmark, a resolution authority with jurisdiction over the administrator for the Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark, which states that the administrator of the Benchmark has ceased or will cease to provide the Benchmark permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark; or

(3)	a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

“ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark for the applicable tenor.

“ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.

“Reference Time” with respect to any determination of the Benchmark for the Securities of this series means (1) if the Benchmark is Compounded SOFR, the SOFR Index Determination Time and (2) if the Benchmark is not Compounded SOFR, the time determined by the Company or its Designee after giving effect to the Benchmark Replacement Conforming Changes.

“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

Reference is hereby made to the further provisions of this Security set forth herein, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security is one of a duly authorized issue of Securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under that certain Indenture, dated as of March 10, 2015 (as it may from time to time be supplemented or amended by one or more indentures supplemental thereto entered into pursuant to the applicable provisions thereof and, with respect to any Security, by the terms and provisions of such Security established pursuant to Section 3.1 thereof (as such terms and provisions may be amended pursuant to the applicable provisions thereof), the “Indenture”), between the Company and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture, all indentures supplemental thereto and the Officers’ Certificate dated March 9, 2026 (the “Officers’ Certificate”) reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited (subject to exceptions provided in the Indenture) to the aggregate principal amount specified in the Officers’ Certificate establishing the terms of the Securities pursuant to the Indenture.

This Security is not redeemable prior to its maturity, with the exception of a Special Mandatory Redemption as defined below.

Special Mandatory Redemption

In the event that (x) the Exact Sciences Acquisition is not consummated on or prior to the date that is five (5) Business Days after the later of (i) February 17, 2027 or (ii) any later date as the parties to the Merger Agreement may agree as the “End Date” thereunder or (y) the Company notifies the Trustee in writing that the Company will not pursue the consummation of the Exact Sciences Acquisition (any such event being a “Special Mandatory Redemption Event”), the Company will be required to redeem the Securities of this series then outstanding (such redemption, the “Special Mandatory Redemption”) at a redemption price equal to 101% of the aggregate principal amount of such Securities plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date (as defined below) (the “Special Mandatory Redemption Price”). For purposes of the foregoing, the Exact Sciences Acquisition will be deemed consummated if the closing under the Exact Sciences Acquisition occurs, including after giving effect to any amendments or modifications to the Merger Agreement or waivers thereunder acceptable to the Company. The Company’s actions and determinations in determining the Special Mandatory Redemption Price for the Securities shall be conclusive and binding for all purposes, absent manifest error. The Trustee will not be responsible or liable for calculating, determining, confirming, or verifying the Special Mandatory Redemption Price.

In the event that the Company becomes obligated to redeem the Securities of this series pursuant to the Special Mandatory Redemption, the Company will promptly, and in any event not more than ten (10) Business Days after the Special Mandatory Redemption Event, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which the Securities of this series will be redeemed (the “Special Mandatory Redemption Date,” which date shall be no later than the tenth (10) Business Day following the date of such notice, unless some longer minimum period may be required by DTC (or any successor depositary)), together with a notice of Special Mandatory Redemption for the Trustee to deliver to each registered Holder of the Securities of this series. The Trustee will then reasonably promptly, in accordance with the Trustee’s and DTC’s (or any successor depositary’s) procedures, mail, or electronically deliver such notice of Special Mandatory Redemption to each registered Holder of the Securities of this series. Unless the Company defaults in payment of the Special Mandatory Redemption Price of the Securities of this series, on and after such Special Mandatory Redemption Date interest will cease to accrue on such Securities.

“Exact Sciences” means Exact Sciences, a Delaware corporation.

“Exact Sciences Acquisition” means the acquisition of Exact Sciences by the Company pursuant to the Merger Agreement.

“Merger Agreement” means that certain Agreement and Plan of Merger, dated as of November 19, 2025, by and among the Company, Exact Sciences and Badger Merger Sub I, Inc., as amended, supplemented, restated or otherwise modified from time to time.

Notwithstanding the foregoing, installments of interest on any Securities of this series that are due and payable on Interest Payment Dates falling on or prior to the Special Mandatory Redemption Date will be payable on such Interest Payment Dates to the registered Holders as of the close of business on the relevant record dates in accordance with this Security and the Indenture.

Upon consummation of the Exact Sciences Acquisition, the foregoing provisions regarding the Special Mandatory Redemption will cease to apply.

The Securities of this series will not have the benefit of a sinking fund.

If an Event of Default with respect to Securities of this series at the time Outstanding occurs and is continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of any series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall, without the consent of the Holder of this Security, alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

This Security shall be governed by and construed in accordance with the laws of the State of New York.

[The remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: ______________, 2026

ABBOTT LABORATORIES

By:
Name: James R. Wenner
Title: Vice President, Treasurer

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

U.S. Bank Trust Company, National Association,
As Trustee

By:
Authorized Officer

EXHIBIT A-2

Form of 2029 Notes

ABBOTT LABORATORIES

3.700% Note due 2029

No. [_]	$[_______]

CUSIP No. 002824 BR0

This Security is a Book-Entry Security within the meaning of the Indenture hereinafter referred to and is registered in the name of the Depository or a nominee of the Depository. This Security is exchangeable for Securities registered in the name of a Person other than the Depository or its nominee only in the limited circumstances described in the Indenture and may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository.

Unless this Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any Security issued upon registration of transfer of, or in exchange for, or in lieu of, this Security is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

ABBOTT LABORATORIES

ABBOTT LABORATORIES, a corporation duly organized and existing under the laws of Illinois (herein called “Abbott” or the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company (“DTC”), or registered assigns, the principal sum of [_______] DOLLARS ($[_______]) on March 9, 2029 and to pay interest thereon from March 9, 2026 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on March 9 and September 9 in each year, commencing on September 9, 2026 at the rate of 3.700% per annum, until the principal hereof is paid or made available for payment.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or any Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 22 or August 25, as the case may be, next preceding such Interest Payment Date. The Company will compute the amount of interest payable on the Securities on the basis of a 360-day year of twelve 30-day months. If the date on which a payment of interest or principal on this Security is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day but no further interest will be paid in respect of the delay in such payment.

Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or any Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

The Company will pay the principal of (and premium, if any, on) and any interest on this Security in immediately available funds to DTC or its nominee, as the case may be, as the registered Holder of such Security.

Reference is hereby made to the further provisions of this Security set forth herein, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security is one of a duly authorized issue of Securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under that certain Indenture, dated as of March 10, 2015 (as it may from time to time be supplemented or amended by one or more indentures supplemental thereto entered into pursuant to the applicable provisions thereof and, with respect to any Security, by the terms and provisions of such Security established pursuant to Section 3.1 thereof (as such terms and provisions may be amended pursuant to the applicable provisions thereof), the “Indenture”), between the Company and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture, all indentures supplemental thereto and the Officers’ Certificate dated March 9, 2026 (the “Officers’ Certificate”) reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited (subject to exceptions provided in the Indenture) to the aggregate principal amount specified in the Officers’ Certificate establishing the terms of the Securities pursuant to the Indenture.

The Company may redeem the Securities of this series at any time prior to the Par Call Date (as defined below) in whole or in part, in each case at the Company’s option, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the sum of: (1) the greater of (the “Applicable Premium”): (x) 100% of the principal amount of any Security of this series being redeemed or (y) the sum of the present values of the remaining scheduled payments (through the Par Call Date assuming for such purpose that the Securities of this series matured on the Par Call Date) of principal and interest on the Securities of such series being redeemed (exclusive of interest accrued to the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the Treasury Rate (as defined below) plus 5 basis points, plus (2) in either case, accrued and unpaid interest, if any, to, but excluding, the Redemption Date on the principal amount of any Security of this series being redeemed.

In addition, the Company may redeem the Securities of this series at any time on or after the Par Call Date in whole or in part, in each case at the Company’s option, at a redemption price equal to 100% of the principal amount of the Securities of this series to be redeemed plus accrued and unpaid interest, if any, to, but excluding, the Redemption Date.

If the Company has given notice as provided in the Indenture and funds for the redemption of any Securities of this series called for redemption have been made available on the Redemption Date, such Securities will cease to bear interest on the date fixed for redemption. Thereafter, the only right of the Holders of such Securities will be to receive payment of the Redemption Price.

Any redemption or notice of any redemption may, at the Company’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion of any equity offering or change of control, issuance of indebtedness or other transaction or event. Notice of any change to the timing set forth in the original notice of optional redemption will be given prior to the Redemption Date and in accordance with DTC’s applicable procedures. The Redemption Date may be delayed until such time (including more than 60 days after the date the notice of optional redemption was mailed or delivered, including by electronic transmission) as any or all such conditions shall be satisfied (or waived by the Company in its sole discretion) and notice of any optional redemption may be rescinded at any time if the Company determines in its sole discretion that any or all of such conditions will not be satisfied (or waived). In the event the Redemption Date is delayed or a notice of optional redemption is to be rescinded, the Company shall provide the Trustee with written notice of such delay or rescission prior to the close of business one (1) Business Day prior to the Redemption Date (or such shorter period as may be acceptable to the Trustee), and upon receipt, the Trustee will provide such notice to each Holder of the Securities of this series in the Company’s name and at the Company’s expense in the same manner in which the notice of redemption was given. The Company may provide in such notice that payment of the applicable optional redemption price and the performance of its obligations with respect to such redemption may be performed by another person.

If the Company exercises its right to redeem all or fewer than all of the Securities of this series, the Company will mail, or deliver electronically if such Securities are held by any Depository (including, without limitation, DTC) in accordance with such Depository’s customary procedures, not less than 10 nor more than 60 days prior to the Redemption Date to each registered Holder of the Securities of this series to be redeemed at its registered address a notice of optional redemption, which will specify the Redemption Date, the place or places where such Securities of this series are to be surrendered for payment of the Redemption Price and the Redemption Price. The Trustee will not be responsible or liable for calculating, determining, confirming, or verifying the Redemption Price.

The Company shall, at least 5 Business Days prior to the date the notice of redemption is to be sent to Holders (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of the Securities of this series to be redeemed and, if applicable, of the tenor of the Securities of this series to be redeemed. In connection with any optional redemption, if any Securities are to be redeemed in part only, the notice of optional redemption will state the portion of the principal amount of the Securities to be redeemed. If any Security in definitive form is to be redeemed in part only, upon surrender of the Security in definitive form, a Security or Securities of the same series in definitive form will be issued in principal amount equal to the unredeemed portion. If any Book-Entry Security is to be redeemed in part only, the records of the Trustee shall reflect such decrease in the principal amount of such Book-Entry Security. In connection with any optional redemption, if less than all of the Securities are to be redeemed, the Trustee will select the numbers of Securities to be redeemed in part by random lot, or, if the Securities to be redeemed are represented by Book-Entry Securities, the Securities to be redeemed will be selected by DTC in accordance with its applicable procedures. At the Company’s written request at least 5 Business Days prior to the date the notice of redemption is to be sent to Holders (unless a shorter notice shall be satisfactory to the Trustee), the Trustee will send the notice of redemption to Holders in the Company’s name and at the Company’s expense. In the event the Company requests the Trustee send the notice of redemption to Holders, the Company will not be responsible for giving notice of redemption of the Securities to anyone other than the Trustee.

If the Company (or the Trustee, at the Company’s request) delivers a notice of optional redemption in accordance with the Indenture, the Securities or portions of Securities with respect to the notice will become due and payable on the date and at the place or places where such Securities are to be surrendered for payment of the Redemption Price stated in such notice at the applicable Redemption Price, together with interest, if any, accrued to, but excluding, the date fixed for redemption, and on and after such date (unless the Company is in default in the payment of the Securities at the Redemption Price, together with interest, if any, accrued to, but excluding, such date) interest on the Securities or portions of Securities called for redemption will cease to accrue.

Notwithstanding the foregoing, installments of interest on the Securities of this series that are due and payable on Interest Payment Dates falling on or prior to the applicable Redemption Date will be payable on such Interest Payment Dates to the registered Holders as of the close of business on the relevant Regular Record Dates in accordance with this Security and the Indenture.

For purposes of the optional redemption provisions of this Security, the following terms will be applicable:

“Par Call Date” means February 9, 2029 (1 month prior to the Stated Maturity of the Securities of this series).

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the applicable Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the applicable Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the applicable Par Call Date, as applicable. If there is no United States Treasury security maturing on the applicable Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the applicable Par Call Date, one with a maturity date preceding the applicable Par Call Date and one with a maturity date following the applicable Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the applicable Par Call Date. If there are two or more United States Treasury securities maturing on the applicable Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the Redemption Price for the Securities shall be conclusive and binding for all purposes, absent manifest error.

In the event that (x) the Exact Sciences Acquisition is not consummated on or prior to the date that is five (5) Business Days after the later of (i) February 17, 2027 or (ii) any later date as the parties to the Merger Agreement may agree as the “End Date” thereunder or (y) the Company notifies the Trustee in writing that the Company will not pursue the consummation of the Exact Sciences Acquisition (any such event being a “Special Mandatory Redemption Event”), the Company will be required to redeem the Securities of this series then outstanding (such redemption, the “Special Mandatory Redemption”) at a redemption price equal to 101% of the aggregate principal amount of such Securities plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date (as defined below) (the “Special Mandatory Redemption Price”). For purposes of the foregoing, the Exact Sciences Acquisition will be deemed consummated if the closing under the Exact Sciences Acquisition occurs, including after giving effect to any amendments or modifications to the Merger Agreement or waivers thereunder acceptable to the Company. The Company’s actions and determinations in determining the Special Mandatory Redemption Price for the Securities shall be conclusive and binding for all purposes, absent manifest error. The Trustee will not be responsible or liable for calculating, determining, confirming, or verifying the Special Mandatory Redemption Price.

In the event that the Company becomes obligated to redeem the Securities of this series pursuant to the Special Mandatory Redemption, the Company will promptly, and in any event not more than ten (10) Business Days after the Special Mandatory Redemption Event, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which the Securities of this series will be redeemed (the “Special Mandatory Redemption Date,” which date shall be no later than the tenth (10) Business Day following the date of such notice, unless some longer minimum period may be required by DTC (or any successor depositary)), together with a notice of Special Mandatory Redemption for the Trustee to deliver to each registered Holder of the Securities of this series. The Trustee will then reasonably promptly, in accordance with the Trustee’s and DTC’s (or any successor depositary’s) procedures, mail, or electronically deliver such notice of Special Mandatory Redemption to each registered Holder of the Securities of this series. Unless the Company defaults in payment of the Special Mandatory Redemption Price of the Securities of this series, on and after such Special Mandatory Redemption Date interest will cease to accrue on such Securities.

“Exact Sciences” means Exact Sciences, a Delaware corporation.

“Exact Sciences Acquisition” means the acquisition of Exact Sciences by the Company pursuant to the Merger Agreement.

“Merger Agreement” means that certain Agreement and Plan of Merger, dated as of November 19, 2025, by and among the Company, Exact Sciences and Badger Merger Sub I, Inc., as amended, supplemented, restated or otherwise modified from time to time.

Notwithstanding the foregoing, installments of interest on any Securities of this series that are due and payable on Interest Payment Dates falling on or prior to the Special Mandatory Redemption Date will be payable on such Interest Payment Dates to the registered Holders as of the close of business on the relevant record dates in accordance with this Security and the Indenture.

Upon consummation of the Exact Sciences Acquisition, the foregoing provisions regarding the Special Mandatory Redemption will cease to apply.

The Securities of this series will not have the benefit of a sinking fund.

If an Event of Default with respect to Securities of this series at the time Outstanding occurs and is continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of any series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall, without the consent of the Holder of this Security, alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

This Security shall be governed by and construed in accordance with the laws of the State of New York.

[The remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: ______________, 2026

ABBOTT LABORATORIES

By:
Name: James R. Wenner
Title: Vice President, Treasurer

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

U.S. Bank Trust Company, National Association,
As Trustee

By:
Authorized Officer

EXHIBIT A-3

Form of 2031 Notes

ABBOTT LABORATORIES

4.000% Note due 2031

No. [_]	$[_______]

CUSIP No. 002824 BS8

This Security is a Book-Entry Security within the meaning of the Indenture hereinafter referred to and is registered in the name of the Depository or a nominee of the Depository. This Security is exchangeable for Securities registered in the name of a Person other than the Depository or its nominee only in the limited circumstances described in the Indenture and may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository.

Unless this Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any Security issued upon registration of transfer of, or in exchange for, or in lieu of, this Security is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

ABBOTT LABORATORIES

ABBOTT LABORATORIES, a corporation duly organized and existing under the laws of Illinois (herein called “Abbott” or the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company (“DTC”), or registered assigns, the principal sum of [_______] DOLLARS ($[_______]) on March 15, 2031 and to pay interest thereon from March 9, 2026 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on March 15 and September 15 in each year, commencing on September 15, 2026 at the rate of 4.000% per annum, until the principal hereof is paid or made available for payment.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or any Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 28 or August 31, as the case may be, next preceding such Interest Payment Date. The Company will compute the amount of interest payable on the Securities on the basis of a 360-day year of twelve 30-day months. If the date on which a payment of interest or principal on this Security is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day but no further interest will be paid in respect of the delay in such payment.

Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or any Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

The Company will pay the principal of (and premium, if any, on) and any interest on this Security in immediately available funds to DTC or its nominee, as the case may be, as the registered Holder of such Security.

Reference is hereby made to the further provisions of this Security set forth herein, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security is one of a duly authorized issue of Securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under that certain Indenture, dated as of March 10, 2015 (as it may from time to time be supplemented or amended by one or more indentures supplemental thereto entered into pursuant to the applicable provisions thereof and, with respect to any Security, by the terms and provisions of such Security established pursuant to Section 3.1 thereof (as such terms and provisions may be amended pursuant to the applicable provisions thereof), the “Indenture”), between the Company and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture, all indentures supplemental thereto and the Officers’ Certificate dated March 9, 2026 (the “Officers’ Certificate”) reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited (subject to exceptions provided in the Indenture) to the aggregate principal amount specified in the Officers’ Certificate establishing the terms of the Securities pursuant to the Indenture.

The Company may redeem the Securities of this series at any time prior to the Par Call Date (as defined below) in whole or in part, in each case at the Company’s option, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the sum of: (1) the greater of (the “Applicable Premium”): (x) 100% of the principal amount of any Security of this series being redeemed or (y) the sum of the present values of the remaining scheduled payments (through the Par Call Date assuming for such purpose that the Securities of this series matured on the Par Call Date) of principal and interest on the Securities of such series being redeemed (exclusive of interest accrued to the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the Treasury Rate (as defined below) plus 10 basis points, plus (2) in either case, accrued and unpaid interest, if any, to, but excluding, the Redemption Date on the principal amount of any Security of this series being redeemed.

In addition, the Company may redeem the Securities of this series at any time on or after the Par Call Date in whole or in part, in each case at the Company’s option, at a redemption price equal to 100% of the principal amount of the Securities of this series to be redeemed plus accrued and unpaid interest, if any, to, but excluding, the Redemption Date.

If the Company has given notice as provided in the Indenture and funds for the redemption of any Securities of this series called for redemption have been made available on the Redemption Date, such Securities will cease to bear interest on the date fixed for redemption. Thereafter, the only right of the Holders of such Securities will be to receive payment of the Redemption Price.

Any redemption or notice of any redemption may, at the Company’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion of any equity offering or change of control, issuance of indebtedness or other transaction or event. Notice of any change to the timing set forth in the original notice of optional redemption will be given prior to the Redemption Date and in accordance with DTC’s applicable procedures. The Redemption Date may be delayed until such time (including more than 60 days after the date the notice of optional redemption was mailed or delivered, including by electronic transmission) as any or all such conditions shall be satisfied (or waived by the Company in its sole discretion) and notice of any optional redemption may be rescinded at any time if the Company determines in its sole discretion that any or all of such conditions will not be satisfied (or waived). In the event the Redemption Date is delayed or a notice of optional redemption is to be rescinded, the Company shall provide the Trustee with written notice of such delay or rescission prior to the close of business one (1) Business Day prior to the Redemption Date (or such shorter period as may be acceptable to the Trustee), and upon receipt, the Trustee will provide such notice to each Holder of the Securities of this series in the Company’s name and at the Company’s expense in the same manner in which the notice of redemption was given. The Company may provide in such notice that payment of the applicable optional redemption price and the performance of its obligations with respect to such redemption may be performed by another person.

If the Company exercises its right to redeem all or fewer than all of the Securities of this series, the Company will mail, or deliver electronically if such Securities are held by any Depository (including, without limitation, DTC) in accordance with such Depository’s customary procedures, not less than 10 nor more than 60 days prior to the Redemption Date to each registered Holder of the Securities of this series to be redeemed at its registered address a notice of optional redemption, which will specify the Redemption Date, the place or places where such Securities of this series are to be surrendered for payment of the Redemption Price and the Redemption Price. The Trustee will not be responsible or liable for calculating, determining, confirming, or verifying the Redemption Price.

The Company shall, at least 5 Business Days prior to the date the notice of redemption is to be sent to Holders (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of the Securities of this series to be redeemed and, if applicable, of the tenor of the Securities of this series to be redeemed. In connection with any optional redemption, if any Securities are to be redeemed in part only, the notice of optional redemption will state the portion of the principal amount of the Securities to be redeemed. If any Security in definitive form is to be redeemed in part only, upon surrender of the Security in definitive form, a Security or Securities of the same series in definitive form will be issued in principal amount equal to the unredeemed portion. If any Book-Entry Security is to be redeemed in part only, the records of the Trustee shall reflect such decrease in the principal amount of such Book-Entry Security. In connection with any optional redemption, if less than all of the Securities are to be redeemed, the Trustee will select the numbers of Securities to be redeemed in part by random lot, or, if the Securities to be redeemed are represented by Book-Entry Securities, the Securities to be redeemed will be selected by DTC in accordance with its applicable procedures. At the Company’s written request at least 5 Business Days prior to the date the notice of redemption is to be sent to Holders (unless a shorter notice shall be satisfactory to the Trustee), the Trustee will send the notice of redemption to Holders in the Company’s name and at the Company’s expense. In the event the Company requests the Trustee send the notice of redemption to Holders, the Company will not be responsible for giving notice of redemption of the Securities to anyone other than the Trustee.

If the Company (or the Trustee, at the Company’s request) delivers a notice of optional redemption in accordance with the Indenture, the Securities or portions of Securities with respect to the notice will become due and payable on the date and at the place or places where such Securities are to be surrendered for payment of the Redemption Price stated in such notice at the applicable Redemption Price, together with interest, if any, accrued to, but excluding, the date fixed for redemption, and on and after such date (unless the Company is in default in the payment of the Securities at the Redemption Price, together with interest, if any, accrued to, but excluding, such date) interest on the Securities or portions of Securities called for redemption will cease to accrue.

Notwithstanding the foregoing, installments of interest on the Securities of this series that are due and payable on Interest Payment Dates falling on or prior to the applicable Redemption Date will be payable on such Interest Payment Dates to the registered Holders as of the close of business on the relevant Regular Record Dates in accordance with this Security and the Indenture.

For purposes of the optional redemption provisions of this Security, the following terms will be applicable:

“Par Call Date” means February 15, 2031 (1 month prior to the Stated Maturity of the Securities of this series).

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the applicable Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the applicable Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the applicable Par Call Date, as applicable. If there is no United States Treasury security maturing on the applicable Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the applicable Par Call Date, one with a maturity date preceding the applicable Par Call Date and one with a maturity date following the applicable Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the applicable Par Call Date. If there are two or more United States Treasury securities maturing on the applicable Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the Redemption Price for the Securities shall be conclusive and binding for all purposes, absent manifest error.

In the event that (x) the Exact Sciences Acquisition is not consummated on or prior to the date that is five (5) Business Days after the later of (i) February 17, 2027 or (ii) any later date as the parties to the Merger Agreement may agree as the “End Date” thereunder or (y) the Company notifies the Trustee in writing that the Company will not pursue the consummation of the Exact Sciences Acquisition (any such event being a “Special Mandatory Redemption Event”), the Company will be required to redeem the Securities of this series then outstanding (such redemption, the “Special Mandatory Redemption”) at a redemption price equal to 101% of the aggregate principal amount of such Securities plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date (as defined below) (the “Special Mandatory Redemption Price”). For purposes of the foregoing, the Exact Sciences Acquisition will be deemed consummated if the closing under the Exact Sciences Acquisition occurs, including after giving effect to any amendments or modifications to the Merger Agreement or waivers thereunder acceptable to the Company. The Company’s actions and determinations in determining the Special Mandatory Redemption Price for the Securities shall be conclusive and binding for all purposes, absent manifest error. The Trustee will not be responsible or liable for calculating, determining, confirming, or verifying the Special Mandatory Redemption Price.

In the event that the Company becomes obligated to redeem the Securities of this series pursuant to the Special Mandatory Redemption, the Company will promptly, and in any event not more than ten (10) Business Days after the Special Mandatory Redemption Event, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which the Securities of this series will be redeemed (the “Special Mandatory Redemption Date,” which date shall be no later than the tenth (10) Business Day following the date of such notice, unless some longer minimum period may be required by DTC (or any successor depositary)), together with a notice of Special Mandatory Redemption for the Trustee to deliver to each registered Holder of the Securities of this series. The Trustee will then reasonably promptly, in accordance with the Trustee’s and DTC’s (or any successor depositary’s) procedures, mail, or electronically deliver such notice of Special Mandatory Redemption to each registered Holder of the Securities of this series. Unless the Company defaults in payment of the Special Mandatory Redemption Price of the Securities of this series, on and after such Special Mandatory Redemption Date interest will cease to accrue on such Securities.

“Exact Sciences” means Exact Sciences, a Delaware corporation.

“Exact Sciences Acquisition” means the acquisition of Exact Sciences by the Company pursuant to the Merger Agreement.

“Merger Agreement” means that certain Agreement and Plan of Merger, dated as of November 19, 2025, by and among the Company, Exact Sciences and Badger Merger Sub I, Inc., as amended, supplemented, restated or otherwise modified from time to time.

Notwithstanding the foregoing, installments of interest on any Securities of this series that are due and payable on Interest Payment Dates falling on or prior to the Special Mandatory Redemption Date will be payable on such Interest Payment Dates to the registered Holders as of the close of business on the relevant record dates in accordance with this Security and the Indenture.

Upon consummation of the Exact Sciences Acquisition, the foregoing provisions regarding the Special Mandatory Redemption will cease to apply.

The Securities of this series will not have the benefit of a sinking fund.

If an Event of Default with respect to Securities of this series at the time Outstanding occurs and is continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of any series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall, without the consent of the Holder of this Security, alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

This Security shall be governed by and construed in accordance with the laws of the State of New York.

[The remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: ______________, 2026

ABBOTT LABORATORIES

By:
Name: James R. Wenner
Title: Vice President, Treasurer

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

U.S. Bank Trust Company, National Association,
As Trustee

By:
Authorized Officer

EXHIBIT A-4

Form of 2033 Notes

ABBOTT LABORATORIES

4.300% Note due 2033

No. [_]	$[_______]

CUSIP No. 002824 BT6

This Security is a Book-Entry Security within the meaning of the Indenture hereinafter referred to and is registered in the name of the Depository or a nominee of the Depository. This Security is exchangeable for Securities registered in the name of a Person other than the Depository or its nominee only in the limited circumstances described in the Indenture and may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository.

Unless this Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any Security issued upon registration of transfer of, or in exchange for, or in lieu of, this Security is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

ABBOTT LABORATORIES

ABBOTT LABORATORIES, a corporation duly organized and existing under the laws of Illinois (herein called “Abbott” or the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company (“DTC”), or registered assigns, the principal sum of [_______] DOLLARS ($[_______]) on March 15, 2033 and to pay interest thereon from March 9, 2026 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on March 15 and September 15 in each year, commencing on September 15, 2026 at the rate of 4.300% per annum, until the principal hereof is paid or made available for payment.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or any Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 28 or August 31, as the case may be, next preceding such Interest Payment Date. The Company will compute the amount of interest payable on the Securities on the basis of a 360-day year of twelve 30-day months. If the date on which a payment of interest or principal on this Security is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day but no further interest will be paid in respect of the delay in such payment.

Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or any Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

The Company will pay the principal of (and premium, if any, on) and any interest on this Security in immediately available funds to DTC or its nominee, as the case may be, as the registered Holder of such Security.

Reference is hereby made to the further provisions of this Security set forth herein, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security is one of a duly authorized issue of Securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under that certain Indenture, dated as of March 10, 2015 (as it may from time to time be supplemented or amended by one or more indentures supplemental thereto entered into pursuant to the applicable provisions thereof and, with respect to any Security, by the terms and provisions of such Security established pursuant to Section 3.1 thereof (as such terms and provisions may be amended pursuant to the applicable provisions thereof), the “Indenture”), between the Company and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture, all indentures supplemental thereto and the Officers’ Certificate dated March 9, 2026 (the “Officers’ Certificate”) reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited (subject to exceptions provided in the Indenture) to the aggregate principal amount specified in the Officers’ Certificate establishing the terms of the Securities pursuant to the Indenture.

The Company may redeem the Securities of this series at any time prior to the Par Call Date (as defined below) in whole or in part, in each case at the Company’s option, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the sum of: (1) the greater of (the “Applicable Premium”): (x) 100% of the principal amount of any Security of this series being redeemed or (y) the sum of the present values of the remaining scheduled payments (through the Par Call Date assuming for such purpose that the Securities of this series matured on the Par Call Date) of principal and interest on the Securities of such series being redeemed (exclusive of interest accrued to the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the Treasury Rate (as defined below) plus 10 basis points, plus (2) in either case, accrued and unpaid interest, if any, to, but excluding, the Redemption Date on the principal amount of any Security of this series being redeemed.

In addition, the Company may redeem the Securities of this series at any time on or after the Par Call Date in whole or in part, in each case at the Company’s option, at a redemption price equal to 100% of the principal amount of the Securities of this series to be redeemed plus accrued and unpaid interest, if any, to, but excluding, the Redemption Date.

If the Company has given notice as provided in the Indenture and funds for the redemption of any Securities of this series called for redemption have been made available on the Redemption Date, such Securities will cease to bear interest on the date fixed for redemption. Thereafter, the only right of the Holders of such Securities will be to receive payment of the Redemption Price.

Any redemption or notice of any redemption may, at the Company’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion of any equity offering or change of control, issuance of indebtedness or other transaction or event. Notice of any change to the timing set forth in the original notice of optional redemption will be given prior to the Redemption Date and in accordance with DTC’s applicable procedures. The Redemption Date may be delayed until such time (including more than 60 days after the date the notice of optional redemption was mailed or delivered, including by electronic transmission) as any or all such conditions shall be satisfied (or waived by the Company in its sole discretion) and notice of any optional redemption may be rescinded at any time if the Company determines in its sole discretion that any or all of such conditions will not be satisfied (or waived). In the event the Redemption Date is delayed or a notice of optional redemption is to be rescinded, the Company shall provide the Trustee with written notice of such delay or rescission prior to the close of business one (1) Business Day prior to the Redemption Date (or such shorter period as may be acceptable to the Trustee), and upon receipt, the Trustee will provide such notice to each Holder of the Securities of this series in the Company’s name and at the Company’s expense in the same manner in which the notice of redemption was given. The Company may provide in such notice that payment of the applicable optional redemption price and the performance of its obligations with respect to such redemption may be performed by another person.

If the Company exercises its right to redeem all or fewer than all of the Securities of this series, the Company will mail, or deliver electronically if such Securities are held by any Depository (including, without limitation, DTC) in accordance with such Depository’s customary procedures, not less than 10 nor more than 60 days prior to the Redemption Date to each registered Holder of the Securities of this series to be redeemed at its registered address a notice of optional redemption, which will specify the Redemption Date, the place or places where such Securities of this series are to be surrendered for payment of the Redemption Price and the Redemption Price. The Trustee will not be responsible or liable for calculating, determining, confirming, or verifying the Redemption Price.

The Company shall, at least 5 Business Days prior to the date the notice of redemption is to be sent to Holders (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of the Securities of this series to be redeemed and, if applicable, of the tenor of the Securities of this series to be redeemed. In connection with any optional redemption, if any Securities are to be redeemed in part only, the notice of optional redemption will state the portion of the principal amount of the Securities to be redeemed. If any Security in definitive form is to be redeemed in part only, upon surrender of the Security in definitive form, a Security or Securities of the same series in definitive form will be issued in principal amount equal to the unredeemed portion. If any Book-Entry Security is to be redeemed in part only, the records of the Trustee shall reflect such decrease in the principal amount of such Book-Entry Security. In connection with any optional redemption, if less than all of the Securities are to be redeemed, the Trustee will select the numbers of Securities to be redeemed in part by random lot, or, if the Securities to be redeemed are represented by Book-Entry Securities, the Securities to be redeemed will be selected by DTC in accordance with its applicable procedures. At the Company’s written request at least 5 Business Days prior to the date the notice of redemption is to be sent to Holders (unless a shorter notice shall be satisfactory to the Trustee), the Trustee will send the notice of redemption to Holders in the Company’s name and at the Company’s expense. In the event the Company requests the Trustee send the notice of redemption to Holders, the Company will not be responsible for giving notice of redemption of the Securities to anyone other than the Trustee.

If the Company (or the Trustee, at the Company’s request) delivers a notice of optional redemption in accordance with the Indenture, the Securities or portions of Securities with respect to the notice will become due and payable on the date and at the place or places where such Securities are to be surrendered for payment of the Redemption Price stated in such notice at the applicable Redemption Price, together with interest, if any, accrued to, but excluding, the date fixed for redemption, and on and after such date (unless the Company is in default in the payment of the Securities at the Redemption Price, together with interest, if any, accrued to, but excluding, such date) interest on the Securities or portions of Securities called for redemption will cease to accrue.

Notwithstanding the foregoing, installments of interest on the Securities of this series that are due and payable on Interest Payment Dates falling on or prior to the applicable Redemption Date will be payable on such Interest Payment Dates to the registered Holders as of the close of business on the relevant Regular Record Dates in accordance with this Security and the Indenture.

For purposes of the optional redemption provisions of this Security, the following terms will be applicable:

“Par Call Date” means January 15, 2033 (2 months prior to the Stated Maturity of the Securities of this series).

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the applicable Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the applicable Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the applicable Par Call Date, as applicable. If there is no United States Treasury security maturing on the applicable Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the applicable Par Call Date, one with a maturity date preceding the applicable Par Call Date and one with a maturity date following the applicable Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the applicable Par Call Date. If there are two or more United States Treasury securities maturing on the applicable Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the Redemption Price for the Securities shall be conclusive and binding for all purposes, absent manifest error.

In the event that (x) the Exact Sciences Acquisition is not consummated on or prior to the date that is five (5) Business Days after the later of (i) February 17, 2027 or (ii) any later date as the parties to the Merger Agreement may agree as the “End Date” thereunder or (y) the Company notifies the Trustee in writing that the Company will not pursue the consummation of the Exact Sciences Acquisition (any such event being a “Special Mandatory Redemption Event”), the Company will be required to redeem the Securities of this series then outstanding (such redemption, the “Special Mandatory Redemption”) at a redemption price equal to 101% of the aggregate principal amount of such Securities plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date (as defined below) (the “Special Mandatory Redemption Price”). For purposes of the foregoing, the Exact Sciences Acquisition will be deemed consummated if the closing under the Exact Sciences Acquisition occurs, including after giving effect to any amendments or modifications to the Merger Agreement or waivers thereunder acceptable to the Company. The Company’s actions and determinations in determining the Special Mandatory Redemption Price for the Securities shall be conclusive and binding for all purposes, absent manifest error. The Trustee will not be responsible or liable for calculating, determining, confirming, or verifying the Special Mandatory Redemption Price.

In the event that the Company becomes obligated to redeem the Securities of this series pursuant to the Special Mandatory Redemption, the Company will promptly, and in any event not more than ten (10) Business Days after the Special Mandatory Redemption Event, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which the Securities of this series will be redeemed (the “Special Mandatory Redemption Date,” which date shall be no later than the tenth (10) Business Day following the date of such notice, unless some longer minimum period may be required by DTC (or any successor depositary)), together with a notice of Special Mandatory Redemption for the Trustee to deliver to each registered Holder of the Securities of this series. The Trustee will then reasonably promptly, in accordance with the Trustee’s and DTC’s (or any successor depositary’s) procedures, mail, or electronically deliver such notice of Special Mandatory Redemption to each registered Holder of the Securities of this series. Unless the Company defaults in payment of the Special Mandatory Redemption Price of the Securities of this series, on and after such Special Mandatory Redemption Date interest will cease to accrue on such Securities.

“Exact Sciences” means Exact Sciences, a Delaware corporation.

“Exact Sciences Acquisition” means the acquisition of Exact Sciences by the Company pursuant to the Merger Agreement.

“Merger Agreement” means that certain Agreement and Plan of Merger, dated as of November 19, 2025, by and among the Company, Exact Sciences and Badger Merger Sub I, Inc., as amended, supplemented, restated or otherwise modified from time to time.

Notwithstanding the foregoing, installments of interest on any Securities of this series that are due and payable on Interest Payment Dates falling on or prior to the Special Mandatory Redemption Date will be payable on such Interest Payment Dates to the registered Holders as of the close of business on the relevant record dates in accordance with this Security and the Indenture.

Upon consummation of the Exact Sciences Acquisition, the foregoing provisions regarding the Special Mandatory Redemption will cease to apply.

The Securities of this series will not have the benefit of a sinking fund.

If an Event of Default with respect to Securities of this series at the time Outstanding occurs and is continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of any series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall, without the consent of the Holder of this Security, alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

This Security shall be governed by and construed in accordance with the laws of the State of New York.

[The remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: ______________, 2026

ABBOTT LABORATORIES

By:
Name: James R. Wenner
Title: Vice President, Treasurer

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

U.S. Bank Trust Company, National Association,
As Trustee

By:
Authorized Officer

EXHIBIT A-5

Form of 2036 Notes

ABBOTT LABORATORIES

4.650% Note due 2036

No. [_]	$[_______]

CUSIP No. 002824 BU3

This Security is a Book-Entry Security within the meaning of the Indenture hereinafter referred to and is registered in the name of the Depository or a nominee of the Depository. This Security is exchangeable for Securities registered in the name of a Person other than the Depository or its nominee only in the limited circumstances described in the Indenture and may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository.

Unless this Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any Security issued upon registration of transfer of, or in exchange for, or in lieu of, this Security is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

ABBOTT LABORATORIES

ABBOTT LABORATORIES, a corporation duly organized and existing under the laws of Illinois (herein called “Abbott” or the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company (“DTC”), or registered assigns, the principal sum of [_______] DOLLARS ($[_______]) on March 15, 2036 and to pay interest thereon from March 9, 2026 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on March 15 and September 15 in each year, commencing on September 15, 2026 at the rate of 4.650% per annum, until the principal hereof is paid or made available for payment.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or any Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 28 or August 31, as the case may be, next preceding such Interest Payment Date. The Company will compute the amount of interest payable on the Securities on the basis of a 360-day year of twelve 30-day months. If the date on which a payment of interest or principal on this Security is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day but no further interest will be paid in respect of the delay in such payment.

Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or any Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

The Company will pay the principal of (and premium, if any, on) and any interest on this Security in immediately available funds to DTC or its nominee, as the case may be, as the registered Holder of such Security.

Reference is hereby made to the further provisions of this Security set forth herein, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security is one of a duly authorized issue of Securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under that certain Indenture, dated as of March 10, 2015 (as it may from time to time be supplemented or amended by one or more indentures supplemental thereto entered into pursuant to the applicable provisions thereof and, with respect to any Security, by the terms and provisions of such Security established pursuant to Section 3.1 thereof (as such terms and provisions may be amended pursuant to the applicable provisions thereof), the “Indenture”), between the Company and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture, all indentures supplemental thereto and the Officers’ Certificate dated March 9, 2026 (the “Officers’ Certificate”) reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited (subject to exceptions provided in the Indenture) to the aggregate principal amount specified in the Officers’ Certificate establishing the terms of the Securities pursuant to the Indenture.

The Company may redeem the Securities of this series at any time prior to the Par Call Date (as defined below) in whole or in part, in each case at the Company’s option, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the sum of: (1) the greater of (the “Applicable Premium”): (x) 100% of the principal amount of any Security of this series being redeemed or (y) the sum of the present values of the remaining scheduled payments (through the Par Call Date assuming for such purpose that the Securities of this series matured on the Par Call Date) of principal and interest on the Securities of such series being redeemed (exclusive of interest accrued to the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the Treasury Rate (as defined below) plus 10 basis points, plus (2) in either case, accrued and unpaid interest, if any, to, but excluding, the Redemption Date on the principal amount of any Security of this series being redeemed.

In addition, the Company may redeem the Securities of this series at any time on or after the Par Call Date in whole or in part, in each case at the Company’s option, at a redemption price equal to 100% of the principal amount of the Securities of this series to be redeemed plus accrued and unpaid interest, if any, to, but excluding, the Redemption Date.

If the Company has given notice as provided in the Indenture and funds for the redemption of any Securities of this series called for redemption have been made available on the Redemption Date, such Securities will cease to bear interest on the date fixed for redemption. Thereafter, the only right of the Holders of such Securities will be to receive payment of the Redemption Price.

Any redemption or notice of any redemption may, at the Company’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion of any equity offering or change of control, issuance of indebtedness or other transaction or event. Notice of any change to the timing set forth in the original notice of optional redemption will be given prior to the Redemption Date and in accordance with DTC’s applicable procedures. The Redemption Date may be delayed until such time (including more than 60 days after the date the notice of optional redemption was mailed or delivered, including by electronic transmission) as any or all such conditions shall be satisfied (or waived by the Company in its sole discretion) and notice of any optional redemption may be rescinded at any time if the Company determines in its sole discretion that any or all of such conditions will not be satisfied (or waived). In the event the Redemption Date is delayed or a notice of optional redemption is to be rescinded, the Company shall provide the Trustee with written notice of such delay or rescission prior to the close of business one (1) Business Day prior to the Redemption Date (or such shorter period as may be acceptable to the Trustee), and upon receipt, the Trustee will provide such notice to each Holder of the Securities of this series in the Company’s name and at the Company’s expense in the same manner in which the notice of redemption was given. The Company may provide in such notice that payment of the applicable optional redemption price and the performance of its obligations with respect to such redemption may be performed by another person.

If the Company exercises its right to redeem all or fewer than all of the Securities of this series, the Company will mail, or deliver electronically if such Securities are held by any Depository (including, without limitation, DTC) in accordance with such Depository’s customary procedures, not less than 10 nor more than 60 days prior to the Redemption Date to each registered Holder of the Securities of this series to be redeemed at its registered address a notice of optional redemption, which will specify the Redemption Date, the place or places where such Securities of this series are to be surrendered for payment of the Redemption Price and the Redemption Price. The Trustee will not be responsible or liable for calculating, determining, confirming, or verifying the Redemption Price.

The Company shall, at least 5 Business Days prior to the date the notice of redemption is to be sent to Holders (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of the Securities of this series to be redeemed and, if applicable, of the tenor of the Securities of this series to be redeemed. In connection with any optional redemption, if any Securities are to be redeemed in part only, the notice of optional redemption will state the portion of the principal amount of the Securities to be redeemed. If any Security in definitive form is to be redeemed in part only, upon surrender of the Security in definitive form, a Security or Securities of the same series in definitive form will be issued in principal amount equal to the unredeemed portion. If any Book-Entry Security is to be redeemed in part only, the records of the Trustee shall reflect such decrease in the principal amount of such Book-Entry Security. In connection with any optional redemption, if less than all of the Securities are to be redeemed, the Trustee will select the numbers of Securities to be redeemed in part by random lot, or, if the Securities to be redeemed are represented by Book-Entry Securities, the Securities to be redeemed will be selected by DTC in accordance with its applicable procedures. At the Company’s written request at least 5 Business Days prior to the date the notice of redemption is to be sent to Holders (unless a shorter notice shall be satisfactory to the Trustee), the Trustee will send the notice of redemption to Holders in the Company’s name and at the Company’s expense. In the event the Company requests the Trustee send the notice of redemption to Holders, the Company will not be responsible for giving notice of redemption of the Securities to anyone other than the Trustee.

If the Company (or the Trustee, at the Company’s request) delivers a notice of optional redemption in accordance with the Indenture, the Securities or portions of Securities with respect to the notice will become due and payable on the date and at the place or places where such Securities are to be surrendered for payment of the Redemption Price stated in such notice at the applicable Redemption Price, together with interest, if any, accrued to, but excluding, the date fixed for redemption, and on and after such date (unless the Company is in default in the payment of the Securities at the Redemption Price, together with interest, if any, accrued to, but excluding, such date) interest on the Securities or portions of Securities called for redemption will cease to accrue.

Notwithstanding the foregoing, installments of interest on the Securities of this series that are due and payable on Interest Payment Dates falling on or prior to the applicable Redemption Date will be payable on such Interest Payment Dates to the registered Holders as of the close of business on the relevant Regular Record Dates in accordance with this Security and the Indenture.

For purposes of the optional redemption provisions of this Security, the following terms will be applicable:

“Par Call Date” means December 15, 2035 (3 months prior to the Stated Maturity of the Securities of this series).

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the applicable Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the applicable Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the applicable Par Call Date, as applicable. If there is no United States Treasury security maturing on the applicable Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the applicable Par Call Date, one with a maturity date preceding the applicable Par Call Date and one with a maturity date following the applicable Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the applicable Par Call Date. If there are two or more United States Treasury securities maturing on the applicable Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the Redemption Price for the Securities shall be conclusive and binding for all purposes, absent manifest error.

In the event that (x) the Exact Sciences Acquisition is not consummated on or prior to the date that is five (5) Business Days after the later of (i) February 17, 2027 or (ii) any later date as the parties to the Merger Agreement may agree as the “End Date” thereunder or (y) the Company notifies the Trustee in writing that the Company will not pursue the consummation of the Exact Sciences Acquisition (any such event being a “Special Mandatory Redemption Event”), the Company will be required to redeem the Securities of this series then outstanding (such redemption, the “Special Mandatory Redemption”) at a redemption price equal to 101% of the aggregate principal amount of such Securities plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date (as defined below) (the “Special Mandatory Redemption Price”). For purposes of the foregoing, the Exact Sciences Acquisition will be deemed consummated if the closing under the Exact Sciences Acquisition occurs, including after giving effect to any amendments or modifications to the Merger Agreement or waivers thereunder acceptable to the Company. The Company’s actions and determinations in determining the Special Mandatory Redemption Price for the Securities shall be conclusive and binding for all purposes, absent manifest error. The Trustee will not be responsible or liable for calculating, determining, confirming, or verifying the Special Mandatory Redemption Price.

In the event that the Company becomes obligated to redeem the Securities of this series pursuant to the Special Mandatory Redemption, the Company will promptly, and in any event not more than ten (10) Business Days after the Special Mandatory Redemption Event, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which the Securities of this series will be redeemed (the “Special Mandatory Redemption Date,” which date shall be no later than the tenth (10) Business Day following the date of such notice, unless some longer minimum period may be required by DTC (or any successor depositary)), together with a notice of Special Mandatory Redemption for the Trustee to deliver to each registered Holder of the Securities of this series. The Trustee will then reasonably promptly, in accordance with the Trustee’s and DTC’s (or any successor depositary’s) procedures, mail, or electronically deliver such notice of Special Mandatory Redemption to each registered Holder of the Securities of this series. Unless the Company defaults in payment of the Special Mandatory Redemption Price of the Securities of this series, on and after such Special Mandatory Redemption Date interest will cease to accrue on such Securities.

“Exact Sciences” means Exact Sciences, a Delaware corporation.

“Exact Sciences Acquisition” means the acquisition of Exact Sciences by the Company pursuant to the Merger Agreement.

“Merger Agreement” means that certain Agreement and Plan of Merger, dated as of November 19, 2025, by and among the Company, Exact Sciences and Badger Merger Sub I, Inc., as amended, supplemented, restated or otherwise modified from time to time.

Notwithstanding the foregoing, installments of interest on any Securities of this series that are due and payable on Interest Payment Dates falling on or prior to the Special Mandatory Redemption Date will be payable on such Interest Payment Dates to the registered Holders as of the close of business on the relevant record dates in accordance with this Security and the Indenture.

Upon consummation of the Exact Sciences Acquisition, the foregoing provisions regarding the Special Mandatory Redemption will cease to apply.

The Securities of this series will not have the benefit of a sinking fund.

If an Event of Default with respect to Securities of this series at the time Outstanding occurs and is continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of any series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall, without the consent of the Holder of this Security, alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

This Security shall be governed by and construed in accordance with the laws of the State of New York.

[The remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: ______________, 2026

ABBOTT LABORATORIES

By:
Name: James R. Wenner
Title: Vice President, Treasurer

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

U.S. Bank Trust Company, National Association,
As Trustee

By:
Authorized Officer

EXHIBIT A-6

Form of 2038 Notes

ABBOTT LABORATORIES

4.750% Note due 2038

No. [_]	$[_______]

CUSIP No. 002824 BV1

This Security is a Book-Entry Security within the meaning of the Indenture hereinafter referred to and is registered in the name of the Depository or a nominee of the Depository. This Security is exchangeable for Securities registered in the name of a Person other than the Depository or its nominee only in the limited circumstances described in the Indenture and may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository.

Unless this Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any Security issued upon registration of transfer of, or in exchange for, or in lieu of, this Security is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

ABBOTT LABORATORIES

ABBOTT LABORATORIES, a corporation duly organized and existing under the laws of Illinois (herein called “Abbott” or the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company (“DTC”), or registered assigns, the principal sum of [_______] DOLLARS ($[_______]) on March 15, 2038 and to pay interest thereon from March 9, 2026 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on March 15 and September 15 in each year, commencing on September 15, 2026 at the rate of 4.750% per annum, until the principal hereof is paid or made available for payment.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or any Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 28 or August 31, as the case may be, next preceding such Interest Payment Date. The Company will compute the amount of interest payable on the Securities on the basis of a 360-day year of twelve 30-day months. If the date on which a payment of interest or principal on this Security is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day but no further interest will be paid in respect of the delay in such payment.

Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or any Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

The Company will pay the principal of (and premium, if any, on) and any interest on this Security in immediately available funds to DTC or its nominee, as the case may be, as the registered Holder of such Security.

Reference is hereby made to the further provisions of this Security set forth herein, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security is one of a duly authorized issue of Securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under that certain Indenture, dated as of March 10, 2015 (as it may from time to time be supplemented or amended by one or more indentures supplemental thereto entered into pursuant to the applicable provisions thereof and, with respect to any Security, by the terms and provisions of such Security established pursuant to Section 3.1 thereof (as such terms and provisions may be amended pursuant to the applicable provisions thereof), the “Indenture”), between the Company and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture, all indentures supplemental thereto and the Officers’ Certificate dated March 9, 2026 (the “Officers’ Certificate”) reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited (subject to exceptions provided in the Indenture) to the aggregate principal amount specified in the Officers’ Certificate establishing the terms of the Securities pursuant to the Indenture.

The Company may redeem the Securities of this series at any time prior to the Par Call Date (as defined below) in whole or in part, in each case at the Company’s option, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the sum of: (1) the greater of (the “Applicable Premium”): (x) 100% of the principal amount of any Security of this series being redeemed or (y) the sum of the present values of the remaining scheduled payments (through the Par Call Date assuming for such purpose that the Securities of this series matured on the Par Call Date) of principal and interest on the Securities of such series being redeemed (exclusive of interest accrued to the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the Treasury Rate (as defined below) plus 15 basis points, plus (2) in either case, accrued and unpaid interest, if any, to, but excluding, the Redemption Date on the principal amount of any Security of this series being redeemed.

In addition, the Company may redeem the Securities of this series at any time on or after the Par Call Date in whole or in part, in each case at the Company’s option, at a redemption price equal to 100% of the principal amount of the Securities of this series to be redeemed plus accrued and unpaid interest, if any, to, but excluding, the Redemption Date.

If the Company has given notice as provided in the Indenture and funds for the redemption of any Securities of this series called for redemption have been made available on the Redemption Date, such Securities will cease to bear interest on the date fixed for redemption. Thereafter, the only right of the Holders of such Securities will be to receive payment of the Redemption Price.

Any redemption or notice of any redemption may, at the Company’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion of any equity offering or change of control, issuance of indebtedness or other transaction or event. Notice of any change to the timing set forth in the original notice of optional redemption will be given prior to the Redemption Date and in accordance with DTC’s applicable procedures. The Redemption Date may be delayed until such time (including more than 60 days after the date the notice of optional redemption was mailed or delivered, including by electronic transmission) as any or all such conditions shall be satisfied (or waived by the Company in its sole discretion) and notice of any optional redemption may be rescinded at any time if the Company determines in its sole discretion that any or all of such conditions will not be satisfied (or waived). In the event the Redemption Date is delayed or a notice of optional redemption is to be rescinded, the Company shall provide the Trustee with written notice of such delay or rescission prior to the close of business one (1) Business Day prior to the Redemption Date (or such shorter period as may be acceptable to the Trustee), and upon receipt, the Trustee will provide such notice to each Holder of the Securities of this series in the Company’s name and at the Company’s expense in the same manner in which the notice of redemption was given. The Company may provide in such notice that payment of the applicable optional redemption price and the performance of its obligations with respect to such redemption may be performed by another person.

If the Company exercises its right to redeem all or fewer than all of the Securities of this series, the Company will mail, or deliver electronically if such Securities are held by any Depository (including, without limitation, DTC) in accordance with such Depository’s customary procedures, not less than 10 nor more than 60 days prior to the Redemption Date to each registered Holder of the Securities of this series to be redeemed at its registered address a notice of optional redemption, which will specify the Redemption Date, the place or places where such Securities of this series are to be surrendered for payment of the Redemption Price and the Redemption Price. The Trustee will not be responsible or liable for calculating, determining, confirming, or verifying the Redemption Price.

The Company shall, at least 5 Business Days prior to the date the notice of redemption is to be sent to Holders (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of the Securities of this series to be redeemed and, if applicable, of the tenor of the Securities of this series to be redeemed. In connection with any optional redemption, if any Securities are to be redeemed in part only, the notice of optional redemption will state the portion of the principal amount of the Securities to be redeemed. If any Security in definitive form is to be redeemed in part only, upon surrender of the Security in definitive form, a Security or Securities of the same series in definitive form will be issued in principal amount equal to the unredeemed portion. If any Book-Entry Security is to be redeemed in part only, the records of the Trustee shall reflect such decrease in the principal amount of such Book-Entry Security. In connection with any optional redemption, if less than all of the Securities are to be redeemed, the Trustee will select the numbers of Securities to be redeemed in part by random lot, or, if the Securities to be redeemed are represented by Book-Entry Securities, the Securities to be redeemed will be selected by DTC in accordance with its applicable procedures. At the Company’s written request at least 5 Business Days prior to the date the notice of redemption is to be sent to Holders (unless a shorter notice shall be satisfactory to the Trustee), the Trustee will send the notice of redemption to Holders in the Company’s name and at the Company’s expense. In the event the Company requests the Trustee send the notice of redemption to Holders, the Company will not be responsible for giving notice of redemption of the Securities to anyone other than the Trustee.

If the Company (or the Trustee, at the Company’s request) delivers a notice of optional redemption in accordance with the Indenture, the Securities or portions of Securities with respect to the notice will become due and payable on the date and at the place or places where such Securities are to be surrendered for payment of the Redemption Price stated in such notice at the applicable Redemption Price, together with interest, if any, accrued to, but excluding, the date fixed for redemption, and on and after such date (unless the Company is in default in the payment of the Securities at the Redemption Price, together with interest, if any, accrued to, but excluding, such date) interest on the Securities or portions of Securities called for redemption will cease to accrue.

Notwithstanding the foregoing, installments of interest on the Securities of this series that are due and payable on Interest Payment Dates falling on or prior to the applicable Redemption Date will be payable on such Interest Payment Dates to the registered Holders as of the close of business on the relevant Regular Record Dates in accordance with this Security and the Indenture.

For purposes of the optional redemption provisions of this Security, the following terms will be applicable:

“Par Call Date” means December 15, 2037 (3 months prior to the Stated Maturity of the Securities of this series).

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the applicable Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the applicable Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the applicable Par Call Date, as applicable. If there is no United States Treasury security maturing on the applicable Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the applicable Par Call Date, one with a maturity date preceding the applicable Par Call Date and one with a maturity date following the applicable Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the applicable Par Call Date. If there are two or more United States Treasury securities maturing on the applicable Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the Redemption Price for the Securities shall be conclusive and binding for all purposes, absent manifest error.

In the event that (x) the Exact Sciences Acquisition is not consummated on or prior to the date that is five (5) Business Days after the later of (i) February 17, 2027 or (ii) any later date as the parties to the Merger Agreement may agree as the “End Date” thereunder or (y) the Company notifies the Trustee in writing that the Company will not pursue the consummation of the Exact Sciences Acquisition (any such event being a “Special Mandatory Redemption Event”), the Company will be required to redeem the Securities of this series then outstanding (such redemption, the “Special Mandatory Redemption”) at a redemption price equal to 101% of the aggregate principal amount of such Securities plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date (as defined below) (the “Special Mandatory Redemption Price”). For purposes of the foregoing, the Exact Sciences Acquisition will be deemed consummated if the closing under the Exact Sciences Acquisition occurs, including after giving effect to any amendments or modifications to the Merger Agreement or waivers thereunder acceptable to the Company. The Company’s actions and determinations in determining the Special Mandatory Redemption Price for the Securities shall be conclusive and binding for all purposes, absent manifest error. The Trustee will not be responsible or liable for calculating, determining, confirming, or verifying the Special Mandatory Redemption Price.

In the event that the Company becomes obligated to redeem the Securities of this series pursuant to the Special Mandatory Redemption, the Company will promptly, and in any event not more than ten (10) Business Days after the Special Mandatory Redemption Event, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which the Securities of this series will be redeemed (the “Special Mandatory Redemption Date,” which date shall be no later than the tenth (10) Business Day following the date of such notice, unless some longer minimum period may be required by DTC (or any successor depositary)), together with a notice of Special Mandatory Redemption for the Trustee to deliver to each registered Holder of the Securities of this series. The Trustee will then reasonably promptly, in accordance with the Trustee’s and DTC’s (or any successor depositary’s) procedures, mail, or electronically deliver such notice of Special Mandatory Redemption to each registered Holder of the Securities of this series. Unless the Company defaults in payment of the Special Mandatory Redemption Price of the Securities of this series, on and after such Special Mandatory Redemption Date interest will cease to accrue on such Securities.

“Exact Sciences” means Exact Sciences, a Delaware corporation.

“Exact Sciences Acquisition” means the acquisition of Exact Sciences by the Company pursuant to the Merger Agreement.

“Merger Agreement” means that certain Agreement and Plan of Merger, dated as of November 19, 2025, by and among the Company, Exact Sciences and Badger Merger Sub I, Inc., as amended, supplemented, restated or otherwise modified from time to time.

Notwithstanding the foregoing, installments of interest on any Securities of this series that are due and payable on Interest Payment Dates falling on or prior to the Special Mandatory Redemption Date will be payable on such Interest Payment Dates to the registered Holders as of the close of business on the relevant record dates in accordance with this Security and the Indenture.

Upon consummation of the Exact Sciences Acquisition, the foregoing provisions regarding the Special Mandatory Redemption will cease to apply.

The Securities of this series will not have the benefit of a sinking fund.

If an Event of Default with respect to Securities of this series at the time Outstanding occurs and is continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of any series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall, without the consent of the Holder of this Security, alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

This Security shall be governed by and construed in accordance with the laws of the State of New York.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: ______________, 2026

ABBOTT LABORATORIES

By:
Name: James R. Wenner
Title: Vice President, Treasurer

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

U.S. Bank Trust Company, National Association,
As Trustee

By:
Authorized Officer

EXHIBIT A-7

Form of 2056 Notes

ABBOTT LABORATORIES

5.500% Note due 2056

No. [_]	$[_______]

CUSIP No. 002824 BW9

This Security is a Book-Entry Security within the meaning of the Indenture hereinafter referred to and is registered in the name of the Depository or a nominee of the Depository. This Security is exchangeable for Securities registered in the name of a Person other than the Depository or its nominee only in the limited circumstances described in the Indenture and may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository.

Unless this Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any Security issued upon registration of transfer of, or in exchange for, or in lieu of, this Security is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

ABBOTT LABORATORIES

ABBOTT LABORATORIES, a corporation duly organized and existing under the laws of Illinois (herein called “Abbott” or the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company (“DTC”), or registered assigns, the principal sum of [_______] DOLLARS ($[_______]) on March 15, 2056 and to pay interest thereon from March 9, 2026 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on March 15 and September 15 in each year, commencing on September 15, 2026 at the rate of 5.500% per annum, until the principal hereof is paid or made available for payment.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or any Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 28 or August 31, as the case may be, next preceding such Interest Payment Date. The Company will compute the amount of interest payable on the Securities on the basis of a 360-day year of twelve 30-day months. If the date on which a payment of interest or principal on this Security is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day but no further interest will be paid in respect of the delay in such payment.

Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or any Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

The Company will pay the principal of (and premium, if any, on) and any interest on this Security in immediately available funds to DTC or its nominee, as the case may be, as the registered Holder of such Security.

Reference is hereby made to the further provisions of this Security set forth herein, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security is one of a duly authorized issue of Securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under that certain Indenture, dated as of March 10, 2015 (as it may from time to time be supplemented or amended by one or more indentures supplemental thereto entered into pursuant to the applicable provisions thereof and, with respect to any Security, by the terms and provisions of such Security established pursuant to Section 3.1 thereof (as such terms and provisions may be amended pursuant to the applicable provisions thereof), the “Indenture”), between the Company and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture, all indentures supplemental thereto and the Officers’ Certificate dated March 9, 2026 (the “Officers’ Certificate”) reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited (subject to exceptions provided in the Indenture) to the aggregate principal amount specified in the Officers’ Certificate establishing the terms of the Securities pursuant to the Indenture.

The Company may redeem the Securities of this series at any time prior to the Par Call Date (as defined below) in whole or in part, in each case at the Company’s option, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the sum of: (1) the greater of (the “Applicable Premium”): (x) 100% of the principal amount of any Security of this series being redeemed or (y) the sum of the present values of the remaining scheduled payments (through the Par Call Date assuming for such purpose that the Securities of this series matured on the Par Call Date) of principal and interest on the Securities of such series being redeemed (exclusive of interest accrued to the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the Treasury Rate (as defined below) plus 15 basis points, plus (2) in either case, accrued and unpaid interest, if any, to, but excluding, the Redemption Date on the principal amount of any Security of this series being redeemed.

In addition, the Company may redeem the Securities of this series at any time on or after the Par Call Date in whole or in part, in each case at the Company’s option, at a redemption price equal to 100% of the principal amount of the Securities of this series to be redeemed plus accrued and unpaid interest, if any, to, but excluding, the Redemption Date.

If the Company has given notice as provided in the Indenture and funds for the redemption of any Securities of this series called for redemption have been made available on the Redemption Date, such Securities will cease to bear interest on the date fixed for redemption. Thereafter, the only right of the Holders of such Securities will be to receive payment of the Redemption Price.

Any redemption or notice of any redemption may, at the Company’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion of any equity offering or change of control, issuance of indebtedness or other transaction or event. Notice of any change to the timing set forth in the original notice of optional redemption will be given prior to the Redemption Date and in accordance with DTC’s applicable procedures. The Redemption Date may be delayed until such time (including more than 60 days after the date the notice of optional redemption was mailed or delivered, including by electronic transmission) as any or all such conditions shall be satisfied (or waived by the Company in its sole discretion) and notice of any optional redemption may be rescinded at any time if the Company determines in its sole discretion that any or all of such conditions will not be satisfied (or waived). In the event the Redemption Date is delayed or a notice of optional redemption is to be rescinded, the Company shall provide the Trustee with written notice of such delay or rescission prior to the close of business one (1) Business Day prior to the Redemption Date (or such shorter period as may be acceptable to the Trustee), and upon receipt, the Trustee will provide such notice to each Holder of the Securities of this series in the Company’s name and at the Company’s expense in the same manner in which the notice of redemption was given. The Company may provide in such notice that payment of the applicable optional redemption price and the performance of its obligations with respect to such redemption may be performed by another person.

If the Company exercises its right to redeem all or fewer than all of the Securities of this series, the Company will mail, or deliver electronically if such Securities are held by any Depository (including, without limitation, DTC) in accordance with such Depository’s customary procedures, not less than 10 nor more than 60 days prior to the Redemption Date to each registered Holder of the Securities of this series to be redeemed at its registered address a notice of optional redemption, which will specify the Redemption Date, the place or places where such Securities of this series are to be surrendered for payment of the Redemption Price and the Redemption Price. The Trustee will not be responsible or liable for calculating, determining, confirming, or verifying the Redemption Price.

The Company shall, at least 5 Business Days prior to the date the notice of redemption is to be sent to Holders (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of the Securities of this series to be redeemed and, if applicable, of the tenor of the Securities of this series to be redeemed. In connection with any optional redemption, if any Securities are to be redeemed in part only, the notice of optional redemption will state the portion of the principal amount of the Securities to be redeemed. If any Security in definitive form is to be redeemed in part only, upon surrender of the Security in definitive form, a Security or Securities of the same series in definitive form will be issued in principal amount equal to the unredeemed portion. If any Book-Entry Security is to be redeemed in part only, the records of the Trustee shall reflect such decrease in the principal amount of such Book-Entry Security. In connection with any optional redemption, if less than all of the Securities are to be redeemed, the Trustee will select the numbers of Securities to be redeemed in part by random lot, or, if the Securities to be redeemed are represented by Book-Entry Securities, the Securities to be redeemed will be selected by DTC in accordance with its applicable procedures. At the Company’s written request at least 5 Business Days prior to the date the notice of redemption is to be sent to Holders (unless a shorter notice shall be satisfactory to the Trustee), the Trustee will send the notice of redemption to Holders in the Company’s name and at the Company’s expense. In the event the Company requests the Trustee send the notice of redemption to Holders, the Company will not be responsible for giving notice of redemption of the Securities to anyone other than the Trustee.

If the Company (or the Trustee, at the Company’s request) delivers a notice of optional redemption in accordance with the Indenture, the Securities or portions of Securities with respect to the notice will become due and payable on the date and at the place or places where such Securities are to be surrendered for payment of the Redemption Price stated in such notice at the applicable Redemption Price, together with interest, if any, accrued to, but excluding, the date fixed for redemption, and on and after such date (unless the Company is in default in the payment of the Securities at the Redemption Price, together with interest, if any, accrued to, but excluding, such date) interest on the Securities or portions of Securities called for redemption will cease to accrue.

Notwithstanding the foregoing, installments of interest on the Securities of this series that are due and payable on Interest Payment Dates falling on or prior to the applicable Redemption Date will be payable on such Interest Payment Dates to the registered Holders as of the close of business on the relevant Regular Record Dates in accordance with this Security and the Indenture.

For purposes of the optional redemption provisions of this Security, the following terms will be applicable:

“Par Call Date” means September 15, 2055 (6 months prior to the Stated Maturity of the Securities of this series).

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the applicable Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the applicable Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the applicable Par Call Date, as applicable. If there is no United States Treasury security maturing on the applicable Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the applicable Par Call Date, one with a maturity date preceding the applicable Par Call Date and one with a maturity date following the applicable Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the applicable Par Call Date. If there are two or more United States Treasury securities maturing on the applicable Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the Redemption Price for the Securities shall be conclusive and binding for all purposes, absent manifest error.

In the event that (x) the Exact Sciences Acquisition is not consummated on or prior to the date that is five (5) Business Days after the later of (i) February 17, 2027 or (ii) any later date as the parties to the Merger Agreement may agree as the “End Date” thereunder or (y) the Company notifies the Trustee in writing that the Company will not pursue the consummation of the Exact Sciences Acquisition (any such event being a “Special Mandatory Redemption Event”), the Company will be required to redeem the Securities of this series then outstanding (such redemption, the “Special Mandatory Redemption”) at a redemption price equal to 101% of the aggregate principal amount of such Securities plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date (as defined below) (the “Special Mandatory Redemption Price”). For purposes of the foregoing, the Exact Sciences Acquisition will be deemed consummated if the closing under the Exact Sciences Acquisition occurs, including after giving effect to any amendments or modifications to the Merger Agreement or waivers thereunder acceptable to the Company. The Company’s actions and determinations in determining the Special Mandatory Redemption Price for the Securities shall be conclusive and binding for all purposes, absent manifest error. The Trustee will not be responsible or liable for calculating, determining, confirming, or verifying the Special Mandatory Redemption Price.

In the event that the Company becomes obligated to redeem the Securities of this series pursuant to the Special Mandatory Redemption, the Company will promptly, and in any event not more than ten (10) Business Days after the Special Mandatory Redemption Event, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which the Securities of this series will be redeemed (the “Special Mandatory Redemption Date,” which date shall be no later than the tenth (10) Business Day following the date of such notice, unless some longer minimum period may be required by DTC (or any successor depositary)), together with a notice of Special Mandatory Redemption for the Trustee to deliver to each registered Holder of the Securities of this series. The Trustee will then reasonably promptly, in accordance with the Trustee’s and DTC’s (or any successor depositary’s) procedures, mail, or electronically deliver such notice of Special Mandatory Redemption to each registered Holder of the Securities of this series. Unless the Company defaults in payment of the Special Mandatory Redemption Price of the Securities of this series, on and after such Special Mandatory Redemption Date interest will cease to accrue on such Securities.

“Exact Sciences” means Exact Sciences, a Delaware corporation.

“Exact Sciences Acquisition” means the acquisition of Exact Sciences by the Company pursuant to the Merger Agreement.

“Merger Agreement” means that certain Agreement and Plan of Merger, dated as of November 19, 2025, by and among the Company, Exact Sciences and Badger Merger Sub I, Inc., as amended, supplemented, restated or otherwise modified from time to time.

Notwithstanding the foregoing, installments of interest on any Securities of this series that are due and payable on Interest Payment Dates falling on or prior to the Special Mandatory Redemption Date will be payable on such Interest Payment Dates to the registered Holders as of the close of business on the relevant record dates in accordance with this Security and the Indenture.

Upon consummation of the Exact Sciences Acquisition, the foregoing provisions regarding the Special Mandatory Redemption will cease to apply.

The Securities of this series will not have the benefit of a sinking fund.

If an Event of Default with respect to Securities of this series at the time Outstanding occurs and is continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of any series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall, without the consent of the Holder of this Security, alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

This Security shall be governed by and construed in accordance with the laws of the State of New York.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: ______________, 2026

ABBOTT LABORATORIES

By:
Name: James R. Wenner
Title: Vice President, Treasurer

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

U.S. Bank Trust Company, National Association,
As Trustee

By:
Authorized Officer

EXHIBIT A-8

Form of 2066 Notes

ABBOTT LABORATORIES

5.600% Note due 2066

No. [_]	$[_______]

CUSIP No. 002824 BX7

This Security is a Book-Entry Security within the meaning of the Indenture hereinafter referred to and is registered in the name of the Depository or a nominee of the Depository. This Security is exchangeable for Securities registered in the name of a Person other than the Depository or its nominee only in the limited circumstances described in the Indenture and may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository.

Unless this Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any Security issued upon registration of transfer of, or in exchange for, or in lieu of, this Security is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

ABBOTT LABORATORIES

ABBOTT LABORATORIES, a corporation duly organized and existing under the laws of Illinois (herein called “Abbott” or the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company (“DTC”), or registered assigns, the principal sum of [_______] DOLLARS ($[_______]) on March 15, 2066 and to pay interest thereon from March 9, 2026 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on March 15 and September 15 in each year, commencing on September 15, 2026 at the rate of 5.600% per annum, until the principal hereof is paid or made available for payment.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or any Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 28 or August 31, as the case may be, next preceding such Interest Payment Date. The Company will compute the amount of interest payable on the Securities on the basis of a 360-day year of twelve 30-day months. If the date on which a payment of interest or principal on this Security is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day but no further interest will be paid in respect of the delay in such payment.

Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or any Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

The Company will pay the principal of (and premium, if any, on) and any interest on this Security in immediately available funds to DTC or its nominee, as the case may be, as the registered Holder of such Security.

Reference is hereby made to the further provisions of this Security set forth herein, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security is one of a duly authorized issue of Securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under that certain Indenture, dated as of March 10, 2015 (as it may from time to time be supplemented or amended by one or more indentures supplemental thereto entered into pursuant to the applicable provisions thereof and, with respect to any Security, by the terms and provisions of such Security established pursuant to Section 3.1 thereof (as such terms and provisions may be amended pursuant to the applicable provisions thereof), the “Indenture”), between the Company and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture, all indentures supplemental thereto and the Officers’ Certificate dated March 9, 2026 (the “Officers’ Certificate”) reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited (subject to exceptions provided in the Indenture) to the aggregate principal amount specified in the Officers’ Certificate establishing the terms of the Securities pursuant to the Indenture.

The Company may redeem the Securities of this series at any time prior to the Par Call Date (as defined below) in whole or in part, in each case at the Company’s option, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the sum of: (1) the greater of (the “Applicable Premium”): (x) 100% of the principal amount of any Security of this series being redeemed or (y) the sum of the present values of the remaining scheduled payments (through the Par Call Date assuming for such purpose that the Securities of this series matured on the Par Call Date) of principal and interest on the Securities of such series being redeemed (exclusive of interest accrued to the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the Treasury Rate (as defined below) plus 15 basis points, plus (2) in either case, accrued and unpaid interest, if any, to, but excluding, the Redemption Date on the principal amount of any Security of this series being redeemed.

In addition, the Company may redeem the Securities of this series at any time on or after the Par Call Date in whole or in part, in each case at the Company’s option, at a redemption price equal to 100% of the principal amount of the Securities of this series to be redeemed plus accrued and unpaid interest, if any, to, but excluding, the Redemption Date.

If the Company has given notice as provided in the Indenture and funds for the redemption of any Securities of this series called for redemption have been made available on the Redemption Date, such Securities will cease to bear interest on the date fixed for redemption. Thereafter, the only right of the Holders of such Securities will be to receive payment of the Redemption Price.

Any redemption or notice of any redemption may, at the Company’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion of any equity offering or change of control, issuance of indebtedness or other transaction or event. Notice of any change to the timing set forth in the original notice of optional redemption will be given prior to the Redemption Date and in accordance with DTC’s applicable procedures. The Redemption Date may be delayed until such time (including more than 60 days after the date the notice of optional redemption was mailed or delivered, including by electronic transmission) as any or all such conditions shall be satisfied (or waived by the Company in its sole discretion) and notice of any optional redemption may be rescinded at any time if the Company determines in its sole discretion that any or all of such conditions will not be satisfied (or waived). In the event the Redemption Date is delayed or a notice of optional redemption is to be rescinded, the Company shall provide the Trustee with written notice of such delay or rescission prior to the close of business one (1) Business Day prior to the Redemption Date (or such shorter period as may be acceptable to the Trustee), and upon receipt, the Trustee will provide such notice to each Holder of the Securities of this series in the Company’s name and at the Company’s expense in the same manner in which the notice of redemption was given. The Company may provide in such notice that payment of the applicable optional redemption price and the performance of its obligations with respect to such redemption may be performed by another person.

If the Company exercises its right to redeem all or fewer than all of the Securities of this series, the Company will mail, or deliver electronically if such Securities are held by any Depository (including, without limitation, DTC) in accordance with such Depository’s customary procedures, not less than 10 nor more than 60 days prior to the Redemption Date to each registered Holder of the Securities of this series to be redeemed at its registered address a notice of optional redemption, which will specify the Redemption Date, the place or places where such Securities of this series are to be surrendered for payment of the Redemption Price and the Redemption Price. The Trustee will not be responsible or liable for calculating, determining, confirming, or verifying the Redemption Price.

The Company shall, at least 5 Business Days prior to the date the notice of redemption is to be sent to Holders (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of the Securities of this series to be redeemed and, if applicable, of the tenor of the Securities of this series to be redeemed. In connection with any optional redemption, if any Securities are to be redeemed in part only, the notice of optional redemption will state the portion of the principal amount of the Securities to be redeemed. If any Security in definitive form is to be redeemed in part only, upon surrender of the Security in definitive form, a Security or Securities of the same series in definitive form will be issued in principal amount equal to the unredeemed portion. If any Book-Entry Security is to be redeemed in part only, the records of the Trustee shall reflect such decrease in the principal amount of such Book-Entry Security. In connection with any optional redemption, if less than all of the Securities are to be redeemed, the Trustee will select the numbers of Securities to be redeemed in part by random lot, or, if the Securities to be redeemed are represented by Book-Entry Securities, the Securities to be redeemed will be selected by DTC in accordance with its applicable procedures. At the Company’s written request at least 5 Business Days prior to the date the notice of redemption is to be sent to Holders (unless a shorter notice shall be satisfactory to the Trustee), the Trustee will send the notice of redemption to Holders in the Company’s name and at the Company’s expense. In the event the Company requests the Trustee send the notice of redemption to Holders, the Company will not be responsible for giving notice of redemption of the Securities to anyone other than the Trustee.

If the Company (or the Trustee, at the Company’s request) delivers a notice of optional redemption in accordance with the Indenture, the Securities or portions of Securities with respect to the notice will become due and payable on the date and at the place or places where such Securities are to be surrendered for payment of the Redemption Price stated in such notice at the applicable Redemption Price, together with interest, if any, accrued to, but excluding, the date fixed for redemption, and on and after such date (unless the Company is in default in the payment of the Securities at the Redemption Price, together with interest, if any, accrued to, but excluding, such date) interest on the Securities or portions of Securities called for redemption will cease to accrue.

Notwithstanding the foregoing, installments of interest on the Securities of this series that are due and payable on Interest Payment Dates falling on or prior to the applicable Redemption Date will be payable on such Interest Payment Dates to the registered Holders as of the close of business on the relevant Regular Record Dates in accordance with this Security and the Indenture.

For purposes of the optional redemption provisions of this Security, the following terms will be applicable:

“Par Call Date” means September 15, 2065 (6 months prior to the Stated Maturity of the Securities of this series).

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the applicable Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the applicable Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the applicable Par Call Date, as applicable. If there is no United States Treasury security maturing on the applicable Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the applicable Par Call Date, one with a maturity date preceding the applicable Par Call Date and one with a maturity date following the applicable Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the applicable Par Call Date. If there are two or more United States Treasury securities maturing on the applicable Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the Redemption Price for the Securities shall be conclusive and binding for all purposes, absent manifest error.

In the event that (x) the Exact Sciences Acquisition is not consummated on or prior to the date that is five (5) Business Days after the later of (i) February 17, 2027 or (ii) any later date as the parties to the Merger Agreement may agree as the “End Date” thereunder or (y) the Company notifies the Trustee in writing that the Company will not pursue the consummation of the Exact Sciences Acquisition (any such event being a “Special Mandatory Redemption Event”), the Company will be required to redeem the Securities of this series then outstanding (such redemption, the “Special Mandatory Redemption”) at a redemption price equal to 101% of the aggregate principal amount of such Securities plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date (as defined below) (the “Special Mandatory Redemption Price”). For purposes of the foregoing, the Exact Sciences Acquisition will be deemed consummated if the closing under the Exact Sciences Acquisition occurs, including after giving effect to any amendments or modifications to the Merger Agreement or waivers thereunder acceptable to the Company. The Company’s actions and determinations in determining the Special Mandatory Redemption Price for the Securities shall be conclusive and binding for all purposes, absent manifest error. The Trustee will not be responsible or liable for calculating, determining, confirming, or verifying the Special Mandatory Redemption Price.

In the event that the Company becomes obligated to redeem the Securities of this series pursuant to the Special Mandatory Redemption, the Company will promptly, and in any event not more than ten (10) Business Days after the Special Mandatory Redemption Event, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which the Securities of this series will be redeemed (the “Special Mandatory Redemption Date,” which date shall be no later than the tenth (10) Business Day following the date of such notice, unless some longer minimum period may be required by DTC (or any successor depositary)), together with a notice of Special Mandatory Redemption for the Trustee to deliver to each registered Holder of the Securities of this series. The Trustee will then reasonably promptly, in accordance with the Trustee’s and DTC’s (or any successor depositary’s) procedures, mail, or electronically deliver such notice of Special Mandatory Redemption to each registered Holder of the Securities of this series. Unless the Company defaults in payment of the Special Mandatory Redemption Price of the Securities of this series, on and after such Special Mandatory Redemption Date interest will cease to accrue on such Securities.

“Exact Sciences” means Exact Sciences, a Delaware corporation.

“Exact Sciences Acquisition” means the acquisition of Exact Sciences by the Company pursuant to the Merger Agreement.

“Merger Agreement” means that certain Agreement and Plan of Merger, dated as of November 19, 2025, by and among the Company, Exact Sciences and Badger Merger Sub I, Inc., as amended, supplemented, restated or otherwise modified from time to time.

Notwithstanding the foregoing, installments of interest on any Securities of this series that are due and payable on Interest Payment Dates falling on or prior to the Special Mandatory Redemption Date will be payable on such Interest Payment Dates to the registered Holders as of the close of business on the relevant record dates in accordance with this Security and the Indenture.

Upon consummation of the Exact Sciences Acquisition, the foregoing provisions regarding the Special Mandatory Redemption will cease to apply.

The Securities of this series will not have the benefit of a sinking fund.

If an Event of Default with respect to Securities of this series at the time Outstanding occurs and is continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of any series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall, without the consent of the Holder of this Security, alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

This Security shall be governed by and construed in accordance with the laws of the State of New York.

[The remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: ______________, 2026

ABBOTT LABORATORIES

By:
Name: James R. Wenner
Title: Vice President, Treasurer

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

U.S. Bank Trust Company, National Association,
As Trustee

By:
Authorized Officer